UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21662

CAPSTONE CHURCH CAPITAL FUND
(Exact name of Registrant as Specified in Charter)

3700 W. Sam Houston Parkway South, Suite250
Houston, Texas 77042

(Address of principal executive offices)(Zip code)

Edward L. Jaroski
3700 W. Sam Houston Parkway South, Suite 250
Houston, Texas 77042

(Name and Address of Agent for Service)

Copies to:
David J. Harris
Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006

Registrant's telephone number, including Area Code: (800) 262-6631

Date of fiscal year end: September 30

Date of reporting period: September 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

September 30, 2013

Capstone Church Capital Fund

Annual Report

Annual Report

Capstone Church Capital Fund   (XCBFX)

LETTER TO SHAREHOLDERS

SEPTEMBER 30, 2013 (UNAUDITED)

Dear Shareholder:

This is the Annual Report of the Capstone Church Capital Fund for the year ended September 30, 2013.  The Capstone Church Capital Fund is an investment company focused on investing in church bonds and church mortgage loans.  The Annual Report includes detailed information about the Fund, including performance information, portfolio holdings, financial statements and comments from the portfolio manager regarding the fixed income market and outlook.

Fixed Income Market Overview

The anemic economic recovery in the U.S. and worldwide has kept interest rates at historical lows.  The 5 year Treasury stayed below 1% through April, 2013 and the 10 year stayed below 2% through April.  The Federal Reserve ("Fed") has been employing quantitative easing since 2009.  In May, 2013, the Fed indicated for the first time since quantitative easing was instituted, that they may begin to "taper" or reduce the bond buy backs.  The reaction in the market was dramatic. Over the next 2 months, rates went up a full percentage point on the 10 year Treasury bond to 3% and 80 basis points on the 5 year Treasury bond, to 1.8%.  At their peak after the Fed's announcement about tapering, rates on the 10 year Treasury bond went up 1.2 percentage points.  Because there was such a negative reaction to the tapering announcement, the Fed later made clear that tapering would not begin soon and rates have drifted lower.  The Fed will get a new Chairman when Mr. Bernanke’s term expires in January, 2014.  His successor is likely to be Janet Yellen, who has made clear that she will continue the accommodative stance that the Fed is currently following.  There is no indication that the economy in the U.S. will show much strength in the near term.  Job growth is barely keeping up with population growth and GDP growth is limping along.  Inflation continues to be benign with commodities declining in price during much of 2013.

Interest rates should continue to be low through 2014.  Economic growth will be positive but anemic, with very slow job growth.  The fear of tapering by the Fed will keep the markets volatile, but as long as the Fed continues to pump liquidity into the economy, markets should stay positive.

Performance

The Capstone Church Capital Fund produced 6.15% total return, based on net asset value, for the year ended September 30, 2013.  The Barclays Capital U.S Credit Index returned -1.90% for the same period.

The continued poor performance of the Capstone Church Capital Fund reflects the ongoing difficulties faced by church congregations within a weak U.S. economy.  The church bonds and mortgages in which the fund invests in are backed by the assets of the particular churches and by the cash flow generated from the generosity of their membership.  Several churches in which the fund invested embarked on expansions of their campuses at what turned out to be the high point of their membership.  Many congregations were hit very hard by the weak economy and this was reflected in declining membership and reduced giving.  Real estate values have declined as well, reducing the security the fund had against the churches’ obligations.  Some churches stopped paying interest on their bonds or mortgages, reducing what the fund has to pay out to investors.  In such cases, the fund must look to the underlying real estate to pay off the obligation.  In many cases the real estate values are now not high enough to pay off the debt.  Moreover, the difficult real estate market has increased the time it takes to sell a property.  For example, the property backing one of the fund’s securities took 21 months from listing to sale, and a second property that now has a contract to sell was on the market for almost 3 years.  The values at which the fund prices troubled bonds and mortgages on its portfolio reflect the fund’s best estimation of each security's fair value, which, in certain circumstances, involves using current appraisals of the underlying property.

Outlook

The Capstone Church Capital Fund continues to reflect the difficult environment for churches in the U.S.  The poor economy has severely impacted giving and the ability of churches to meet their obligations.  Although there are indications that the worst of the recession may be over, few economists believe that a recovery will be quick or robust.  It could take a number of years before the economic environment recovers to previous levels.  We believe that church obligations are a good place to invest and note that some churches have weathered the recession and managed to meet their obligations.  However, difficulties continue for many churches.  We cannot speculate as to when these difficulties will be overcome.

Thank you for selecting the Capstone Church Capital Fund

For more information about the Capstone Church Capital Fund, we invite you to contact us at 800-262-6631. You may also visit our website at www.capstonechurchcapitalfund.com.  We value your business, and we look forward to servicing your investment needs for many years to come.

Sincerely,

Edward L. Jaroski

President

Capstone Church Capital Fund

Claude C. Cody IV

Portfolio Manager

Capstone Church Capital Fund

Capstone Church Capital Fund
State Sector Diversification (Unaudited)
September 30, 2013

The table below sets forth the diversification of the Capstone Church Capital Fund investments by State.

State Diversification - Bonds and Mortgages		Percent*
	Alabama	1.30%
	Arizona	2.18%
	California	15.21%
	Connecticut	1.41%
	Florida	19.11%
	Georgia	7.57%
	Illinois	2.94%
	Indiana	3.86%
	Louisiana	4.54%
	Maryland	0.09%
	Massachusetts	2.43%
	Michigan	0.14%
	Nevada	0.86%
	New Jersey	4.07%
	North Carolina	0.13%
	Ohio	1.88%
	Pennsylvania	1.49%
	Rhode Island	3.05%
	Tennessee	2.33%
	Texas	14.03%
	Virginia	0.03%
	Washington	1.76%
	Washington, DC	0.42%
	Total Bonds and Mortgages	90.83%
Other
	Open-End Mutual Fund	4.50%
	Short-Term Investments	5.45%
	Other	(0.78)%
		100.00%

* Percentages indicated are based on total net assets as of September 30, 2013.

Capstone Church Capital Fund
Schedule of Investments
September 30, 2013

Shares/Principal Amount			Fair Value

CHURCH MORTGAGE BONDS (a)

Alabama		1.30%
	East Memorial Baptist Church
124,000	7.80%, 04/15/2026		$113,609
32,000	7.80%, 10/15/2025		29,587
	First Baptist Church of Irondale
22,000	7.50%, 04/10/2017		22,220
24,000	7.50%, 04/10/2018		24,197
25,000	7.50%, 04/10/2019		24,407
28,000	7.50%, 04/10/2020		26,382
30,000	7.50%, 04/10/2021		27,720
23,000	7.50%, 10/10/2017		23,230
25,000	7.50%, 10/10/2018		25,128
27,000	7.50%, 10/10/2019		25,555
28,000	7.50%, 10/10/2020		26,096
32,000	8.00%, 04/10/2022		29,030
31,000	8.00%, 10/10/2021		28,762
Arizona		2.18%
	First Southern Baptist Church of Lake Havasu, Inc. (c) (d)
32,000	7.60%, 03/19/2028		20,422
38,000	7.60%, 03/19/2029		24,043
41,000	7.60%, 03/19/2030		25,941
44,000	7.60%, 03/19/2031		27,839
48,000	7.60%, 03/19/2032		30,370
51,000	7.60%, 03/19/2033		32,268
55,000	7.60%, 03/19/2034		34,798
60,000	7.60%, 03/19/2035		37,962
64,000	7.60%, 03/19/2036		40,493
70,000	7.60%, 03/19/2037		44,289
75,000	7.60%, 03/19/2038		47,452
37,000	7.60%, 09/19/2028		23,617
40,000	7.60%, 09/19/2029		25,308
43,000	7.60%, 09/19/2030		27,206
46,000	7.60%, 09/19/2031		29,104
50,000	7.60%, 09/19/2032		31,635
54,000	7.60%, 09/19/2033		34,166
58,000	7.60%, 09/19/2034		36,697
62,000	7.60%, 09/19/2035		39,227
42,000	7.60%, 09/19/2036		26,573
72,000	7.60%, 09/19/2037		45,554
24,000	8.00%, 03/19/2023		15,286
25,000	8.00%, 09/19/2023		15,925
California		12.36%
	First Baptist Church of Clovis
58,000	7.30%, 04/15/2035		42,421
78,000	7.30%, 10/15/2034		57,385
	Revival Pentecostal Tabernacle of San Diego
41,000	7.30%, 12/15/2032		30,701
	San Bernardino Church of God Christian Centre (c) (d)
68,000	8.30%, 03/15/2024		45,880
73,000	8.30%, 09/15/2025		49,253
	Sonrise Baptist Church of Clovis (c) (d)
9,000	7.60%, 01/15/2030		5,927
32,000	7.60%, 01/15/2031		21,075
35,000	7.60%, 01/15/2032		23,051
37,000	7.60%, 01/15/2033		24,368
40,000	7.60%, 01/15/2034		26,344
43,000	7.60%, 01/15/2035		28,320
46,000	7.60%, 01/15/2036		30,296
50,000	7.60%, 01/15/2037		32,930
54,000	7.60%, 01/15/2038		35,564
1,000	7.60%, 07/15/2028		664
1,000	7.60%, 07/15/2030		659
33,000	7.60%, 07/15/2031		21,734
36,000	7.60%, 07/15/2032		23,710
13,000	7.60%, 07/15/2033		8,562
42,000	7.60%, 07/15/2034		27,661
45,000	7.60%, 07/15/2035		29,637
49,000	7.60%, 07/15/2036		32,271
52,000	7.60%, 07/15/2037		34,247
31,000	7.60%, 07/15/2038		20,417
	Trinity Southern Baptist Church of Livermore, California
48,000	7.20%, 09/18/2019		44,885
53,000	7.20%, 09/18/2020		48,681
111,000	7.30%, 03/18/2030		87,801
143,000	7.30%, 03/18/2032		108,122
98,000	7.30%, 03/18/2034		72,598
128,000	7.30%, 09/18/2030		100,147
148,000	7.30%, 09/18/2032		111,000
159,000	7.30%, 09/18/2033		118,232
	Victory Christian Center of the Desert, Inc. (c) (d)
31,000	8.40%, 04/15/2021		29,354
34,000	8.40%, 04/15/2022		32,048
36,000	8.40%, 04/15/2023		33,746
40,000	8.40%, 04/15/2024		37,512
43,000	8.40%, 04/15/2025		40,343
47,000	8.40%, 04/15/2026		44,110
51,000	8.40%, 04/15/2027		47,879
55,000	8.40%, 04/15/2028		51,651
60,000	8.40%, 04/15/2029		55,884
65,000	8.40%, 04/15/2030		60,541
70,000	8.40%, 04/15/2031		65,198
76,000	8.40%, 04/15/2032		70,786
83,000	8.40%, 04/15/2033		77,306
90,000	8.40%, 04/15/2034		83,826
30,000	8.40%, 10/15/2020		28,383
32,000	8.40%, 10/15/2021		30,150
35,000	8.40%, 10/15/2022		32,802
38,000	8.40%, 10/15/2023		35,629
41,000	8.40%, 10/15/2024		38,458
45,000	8.40%, 10/15/2025		42,228
48,000	8.40%, 10/15/2026		45,058
53,000	8.40%, 10/15/2027		49,767
57,000	8.40%, 10/15/2028		53,090
62,000	8.40%, 10/15/2029		57,747
68,000	8.40%, 10/15/2030		63,335
74,000	8.40%, 10/15/2031		68,924
80,000	8.40%, 10/15/2032		74,512
87,000	8.40%, 10/15/2033		81,032
69,000	8.40%, 10/15/2034		64,267
	"The Well" Ministry of Rescue (c) (d)
21,000	8.40%, 05/15/2020		20,152
23,000	8.40%, 05/15/2021		22,096
25,000	8.40%, 05/15/2022		24,042
27,000	8.40%, 05/15/2023		25,820
22,000	8.40%, 11/15/2020		21,124
24,000	8.40%, 11/15/2021		23,069
26,000	8.40%, 11/15/2022		24,859
28,000	8.40%, 11/15/2023		26,782
	The United Pentecostal Church of Modesto, Inc. (c) (d)
43,000	7.50%, 05/21/2021		28,595
45,000	7.50%, 05/21/2022		29,768
20,000	7.50%, 11/21/2020		13,292
43,000	7.50%, 11/21/2021		28,440
53,000	7.60%, 05/21/2024		35,097
56,000	7.60%, 05/21/2025		37,094
62,000	7.60%, 05/21/2026		41,087
66,000	7.60%, 05/21/2027		43,758
71,000	7.60%, 05/21/2028		47,087
89,000	7.60%, 05/21/2031		58,509
96,000	7.60%, 05/21/2032		63,110
103,000	7.60%, 05/21/2033		67,712
112,000	7.60%, 05/21/2034		73,629
51,000	7.60%, 11/21/2023		33,762
55,000	7.60%, 11/21/2024		36,426
59,000	7.60%, 11/21/2025		39,093
69,000	7.60%, 11/21/2027		45,754
73,000	7.60%, 11/21/2028		47,990
86,000	7.60%, 11/21/2030		56,536
92,000	7.60%, 11/21/2031		60,481
99,000	7.60%, 11/21/2032		65,083
115,000	7.60%, 11/21/2034		75,601
Connecticut		1.41%
	Full Gospel Foundation Building Ministries International
19,000	7.50%, 01/21/2021		17,678
21,000	7.50%, 01/21/2022		18,575
22,000	7.50%, 01/21/2023		19,626
24,000	7.50%, 07/21/2023		21,499
23,000	7.60%, 01/21/2026		20,820
30,000	7.60%, 01/21/2027		26,631
32,000	7.60%, 01/21/2028		27,827
35,000	7.60%, 01/21/2029		29,470
38,000	7.60%, 01/21/2030		31,057
40,000	7.60%, 01/21/2031		32,024
43,000	7.60%, 01/21/2032		33,673
29,000	7.60%, 07/21/2026		26,001
33,000	7.60%, 07/21/2028		28,258
36,000	7.60%, 07/21/2029		29,804
39,000	7.60%, 07/21/2030		31,551
42,000	7.60%, 07/21/2031		33,281
45,000	7.60%, 07/21/2032		34,938
Florida		19.11%
	Abyssinia Missionary Baptist Church Ministries, Inc. (c) (d)
257,000	7.50%, 03/15/2027		146,156
212,000	7.50%, 03/15/2028		120,607
187,000	7.50%, 03/15/2029		105,449
290,000	7.50%, 03/15/2030		163,531
91,000	7.50%, 03/15/2031		51,315
166,000	7.50%, 09/15/2027		94,421
120,000	7.50%, 09/15/2028		68,280
145,000	7.50%, 09/15/2029		81,766
332,000	7.50%, 09/15/2030		187,215
	Bethel Baptist Institutional Church, Inc. (c) (d)
150,000	7.80%, 01/21/2021		90,135
75,000	7.90%, 01/21/2026		44,925
523,000	7.90%, 01/21/2030		310,819
124,000	7.90%, 07/21/2023		74,189
251,000	7.90%, 07/21/2025		150,299
129,000	7.90%, 07/21/2026		77,284
171,000	7.90%, 07/21/2027		102,480
218,000	7.90%, 07/21/2028		130,691
259,000	7.90%, 07/21/2030		153,924
	Celebration Baptist Church of Jacksonville, Florida, Inc. (c) (d)
17,000	8.10%, 06/15/2015		17,262
33,000	8.20%, 12/15/2015		33,422
69,000	8.40%, 06/15/2021		69,414
74,000	8.40%, 06/15/2022		74,518
10,000	8.40%, 06/15/2025		10,022
24,000	8.40%, 06/15/2027		24,067
199,000	8.40%, 06/15/2034		197,965
65,000	8.40%, 12/15/2020		65,357
71,000	8.40%, 12/15/2021		71,078
71,000	8.40%, 12/15/2022		71,462
23,000	8.40%, 12/15/2026		23,062
29,000	8.40%, 12/15/2029		28,849
32,000	8.40%, 12/15/2030		31,834
117,000	8.40%, 12/15/2032		116,392
84,000	8.40%, 12/15/2033		83,563
70,000	8.40%, 12/15/2034		69,636
	LifePoint Community Church of Tampa Bay, Inc.
71,000	8.40%, 04/20/2019		71,710
78,000	8.40%, 04/20/2020		76,963
84,000	8.40%, 04/20/2021		81,690
99,000	8.40%, 04/20/2023		94,189
108,000	8.40%, 04/20/2024		103,896
25,000	8.40%, 04/20/2031		21,560
44,000	8.40%, 10/20/2018		44,440
75,000	8.40%, 10/20/2019		74,130
82,000	8.40%, 10/20/2020		80,278
89,000	8.40%, 10/20/2021		84,541
86,000	8.40%, 10/20/2022		81,003
43,000	8.40%, 10/20/2025		41,637
100,000	8.40%, 10/20/2030		86,980
	Manifestations Worldwide, Inc.
29,000	7.60%, 03/17/2025		26,483
31,000	7.60%, 03/17/2026		27,990
33,000	7.60%, 03/17/2027		29,218
36,000	7.60%, 03/17/2028		31,201
38,000	7.60%, 03/17/2029		31,848
41,000	7.60%, 03/17/2030		33,419
44,000	7.60%, 03/17/2031		35,147
48,000	7.60%, 03/17/2032		37,478
52,000	7.60%, 03/17/2033		40,180
56,000	7.60%, 03/17/2034		42,896
60,000	7.60%, 03/17/2035		45,450
65,000	7.60%, 03/17/2036		48,704
70,000	7.60%, 03/17/2037		51,905
76,000	7.60%, 03/17/2038		56,164
8,000	7.60%, 09/17/2024		7,295
29,000	7.60%, 09/17/2025		26,422
33,000	7.60%, 09/17/2026		29,509
34,000	7.60%, 09/17/2027		29,794
38,000	7.60%, 09/17/2028		32,380
41,000	7.60%, 09/17/2029		33,776
44,000	7.60%, 09/17/2030		35,495
47,000	7.60%, 09/17/2031		37,125
51,000	7.60%, 09/17/2032		39,515
54,000	7.60%, 09/17/2033		41,510
59,000	7.60%, 09/17/2034		44,940
63,000	7.60%, 09/17/2035		47,464
68,000	7.60%, 09/17/2036		50,680
73,000	7.60%, 09/17/2037		54,027
79,000	7.60%, 09/17/2038		58,302
	Iglesia Cristiana La Nueva Jerusalem, Inc. (c) (d)
112,000	7.50%, 02/5/2027		111,429
146,000	7.50%, 02/5/2029		143,941
100,000	7.50%, 02/5/2031		98,540
54,000	7.50%, 08/5/2029		53,233
	Philadelphia Haitian Baptist Church of Orlando, Inc. (c) (d)
33,000	7.70%, 05/28/2013		16,018
26,000	7.70%, 11/28/2012		12,620
34,000	7.70%, 11/28/2013		16,470
35,000	7.80%, 05/28/2014		17,087
63,000	8.40%, 05/28/2021		30,763
68,000	8.40%, 05/28/2022		33,034
30,000	8.40%, 05/28/2024		14,589
86,000	8.40%, 05/28/2025		41,830
93,000	8.40%, 05/28/2026		45,254
154,000	8.40%, 05/28/2032		74,367
64,000	8.40%, 11/28/2021		31,085
32,000	8.40%, 11/28/2023		15,453
33,000	8.40%, 11/28/2024		16,051
91,000	8.40%, 11/28/2025		44,272
98,000	8.40%, 11/28/2026		47,697
42,000	8.40%, 11/28/2031		20,282
156,000	8.40%, 11/28/2032		75,332
	Truth For Living Ministries, Inc. (c) (d)
78,000	7.80%, 03/15/2024		37,986
49,000	7.80%, 03/15/2028		24,069
81,000	7.80%, 09/15/2024		39,447
36,000	7.80%, 09/15/2027		17,680
Georgia		5.12%
	Bible Baptist Church of Newnan, Inc. (c) (d)
32,000	7.60%, 03/01/2015		9,901
33,000	7.70%, 09/01/2015		10,220
39,000	7.80%, 03/01/2018		11,957
46,000	7.80%, 03/01/2020		14,090
50,000	7.80%, 03/01/2021		15,330
11,000	7.80%, 09/01/2018		3,376
45,000	7.80%, 09/01/2019		13,837
48,000	7.80%, 09/01/2020		14,712
50,000	7.90%, 03/01/2023		15,260
38,000	7.90%, 03/01/2034		11,522
159,000	7.90%, 03/01/2036		48,209
56,000	7.90%, 09/01/2022		17,198
89,000	7.90%, 09/01/2035		27,270
64,000	7.90%, 09/01/2036		19,616
54,000	8.00%, 03/01/2022		16,573
51,000	8.00%, 09/01/2021		15,739
	Victory Baptist Church of Loganville, Inc
67,000	7.90%, 01/15/2030		56,407
72,000	7.90%, 01/15/2031		59,436
78,000	7.90%, 01/15/2032		63,047
84,000	7.90%, 01/15/2033		67,049
90,000	7.90%, 01/15/2034		71,280
98,000	7.90%, 01/15/2035		76,852
106,000	7.90%, 01/15/2036		82,277
115,000	7.90%, 01/15/2037		88,343
123,000	7.90%, 01/15/2038		94,120
69,000	7.90%, 07/15/2030		57,525
74,000	7.90%, 07/15/2031		60,488
81,000	7.90%, 07/15/2032		64,897
87,000	7.90%, 07/15/2033		69,165
95,000	7.90%, 07/15/2034		74,898
101,000	7.90%, 07/15/2035		78,800
110,000	7.90%, 07/15/2036		84,942
119,000	7.90%, 07/15/2037		91,190
129,000	7.90%, 07/15/2038		98,595
42,000	8.00%, 01/15/2024		39,165
40,000	8.00%, 07/15/2023		37,116
Illinois		2.94%
	First Baptist Church of Melrose Park (c) (d)
35,000	7.80%, 06/12/2019		35,297
37,000	7.80%, 06/12/2020		37,189
41,000	7.80%, 06/12/2021		41,258
45,000	7.80%, 06/12/2022		45,045
37,000	7.80%, 12/12/2019		37,166
40,000	7.80%, 12/12/2020		40,228
42,000	7.80%, 12/12/2021		42,034
51,000	7.90%, 06/12/2024		51,102
56,000	7.90%, 06/12/2025		56,134
43,000	7.90%, 06/12/2030		42,776
112,000	7.90%, 06/12/2034		111,418
50,000	7.90%, 12/12/2023		50,085
54,000	7.90%, 12/12/2024		54,119
86,000	7.90%, 12/12/2030		85,553
24,000	7.90%, 12/12/2033		23,875
117,000	7.90%, 12/12/2034		116,392
48,000	8.00%, 06/12/2023		48,072
45,000	8.00%, 12/12/2022		45,054
Indiana		3.86%
	Madison Park Church of God, Inc. (c) (d)
70,000	7.90%, 01/31/2024		46,760
100,000	7.90%, 01/31/2025		66,830
100,000	7.90%, 01/31/2026		66,860
50,000	7.90%, 01/31/2027		33,440
100,000	7.90%, 01/31/2028		66,900
193,000	7.90%, 01/31/2029		128,036
169,000	7.90%, 01/31/2032		112,115
151,000	7.90%, 07/31/2025		100,929
95,000	7.90%, 07/31/2029		63,023
306,000	7.90%, 07/31/2031		203,000
196,000	8.00%, 01/31/2023		130,869
189,000	8.00%, 07/31/2022		126,951
	Mizpah, Inc. Ebenezer Missionary Baptist Church (c) (d)
27,000	7.90%, 06/22/2033		9,712
29,000	7.90%, 06/22/2034		10,431
32,000	7.90%, 06/22/2035		11,510
34,000	7.90%, 06/22/2036		12,230
38,000	7.90%, 06/22/2037		13,669
24,000	7.90%, 12/22/2031		8,633
26,000	7.90%, 12/22/2032		9,352
29,000	7.90%, 12/22/2033		10,431
31,000	7.90%, 12/22/2034		11,151
33,000	7.90%, 12/22/2035		11,870
36,000	7.90%, 12/22/2036		12,949
Louisiana		4.54%
	Living Way Apostolic Church, Inc.
43,000	7.80%, 04/20/2019		41,882
49,000	7.80%, 04/20/2021		44,943
44,000	7.80%, 10/20/2019		42,486
48,000	7.80%, 10/20/2020		44,938
52,000	7.80%, 10/20/2021		47,034
73,000	7.90%, 04/20/2026		62,291
79,000	7.90%, 04/20/2027		66,573
85,000	7.90%, 04/20/2028		69,853
47,000	7.90%, 04/20/2029		37,901
100,000	7.90%, 04/20/2030		78,930
103,000	7.90%, 04/20/2031		79,774
91,000	7.90%, 04/20/2032		69,824
126,000	7.90%, 04/20/2033		96,730
136,000	7.90%, 04/20/2034		104,516
70,000	7.90%, 10/20/2025		60,158
88,000	7.90%, 10/20/2028		71,641
96,000	7.90%, 10/20/2029		76,550
103,000	7.90%, 10/20/2030		80,525
15,000	7.90%, 10/20/2031		11,538
121,000	7.90%, 10/20/2032		92,855
141,000	7.90%, 10/20/2034		108,443
53,000	8.00%, 04/20/2022		48,002
56,000	8.00%, 10/20/2022		50,406
Maryland		0.09%
	Ark of Safety Christian Church, Inc. (c) (d)
40,000	8.00%, 04/15/2029		31,048
Massachusetts		2.43%
	Harvest Ministries of New England, Inc.
76,000	7.30%, 02/20/2028		56,833
83,000	7.30%, 02/20/2029		61,519
89,000	7.30%, 02/20/2030		65,967
95,000	7.30%, 02/20/2031		70,414
95,000	7.30%, 02/20/2033		70,414
118,000	7.30%, 02/20/2034		87,462
75,000	7.30%, 08/20/2027		56,070
80,000	7.30%, 08/20/2028		59,832
85,000	7.30%, 08/20/2029		63,002
99,000	7.30%, 08/20/2031		73,379
63,000	7.30%, 08/20/2032		46,695
114,000	7.30%, 08/20/2033		84,497
Michigan		0.14%
	Living Bread Ministries, Inc. (c) (d)
10,000	7.50%, 02/15/2016		2,627
22,000	7.50%, 02/15/2017		5,744
24,000	7.50%, 02/15/2018		6,225
26,000	7.50%, 02/15/2019		6,760
21,000	7.50%, 08/15/2016		5,500
22,000	7.50%, 08/15/2017		5,740
24,000	7.50%, 08/15/2018		6,233
26,000	7.50%, 08/15/2019		6,765
New Jersey		1.95%
	International Faith Ministries, Inc. (c) (d)
13,000	7.90%, 05/10/2023		8,822
15,000	7.90%, 05/10/2024		10,183
16,000	7.90%, 05/10/2025		10,867
24,000	7.90%, 05/10/2028		16,318
27,000	7.90%, 05/10/2029		18,201
30,000	7.90%, 05/10/2030		20,223
33,000	7.90%, 05/10/2031		22,245
36,000	7.90%, 05/10/2032		24,268
40,000	7.90%, 05/10/2033		26,964
44,000	7.90%, 05/10/2034		29,660
48,000	7.90%, 05/10/2035		32,357
52,000	7.90%, 05/10/2036		35,053
61,000	7.90%, 05/10/2037		41,120
24,000	7.90%, 11/10/2023		16,291
26,000	7.90%, 11/10/2024		17,657
28,000	7.90%, 11/10/2025		19,020
22,000	7.90%, 11/10/2027		14,956
35,000	7.90%, 11/10/2028		23,593
37,000	7.90%, 11/10/2029		24,942
41,000	7.90%, 11/10/2030		27,638
33,000	7.90%, 11/10/2031		22,245
48,000	7.90%, 11/10/2032		32,357
56,000	7.90%, 11/10/2034		37,750
61,000	7.90%, 11/10/2035		41,120
66,000	7.90%, 11/10/2036		44,491
11,000	8.00%, 05/10/2022		7,507
22,000	8.00%, 11/10/2022		14,925
North Carolina		0.13%
	Accumulated Resources of Kindred Spirits (c) (d)
66,000	7.75%, 12/01/2009		44,114
Ohio		1.88%
	Worldview Community Church (c) (d)
15,000	7.50%, 06/12/2018		5,549
62,000	7.50%, 06/12/2021		22,934
60,000	7.50%, 12/12/2020		22,176
65,000	7.50%, 12/12/2021		23,907
73,000	7.60%, 06/12/2023		26,871
78,000	7.60%, 06/12/2024		28,727
84,000	7.60%, 06/12/2025		30,946
132,000	7.60%, 06/12/2031		48,259
109,000	7.60%, 06/12/2032		39,850
153,000	7.60%, 06/12/2033		55,937
75,000	7.60%, 12/12/2023		27,615
82,000	7.60%, 12/12/2024		30,201
118,000	7.60%, 12/12/2029		43,141
127,000	7.60%, 12/12/2030		46,431
148,000	7.60%, 12/12/2032		54,109
159,000	7.60%, 12/12/2033		58,130
67,000	8.00%, 06/12/2022		24,803
70,000	8.00%, 12/12/2022		25,760
Pennsylvania		1.49%
	Impacting Your World Ministries, Inc. (c) (d)
34,000	7.20%, 03/10/2014		32,365
34,000	7.20%, 09/10/2013		32,300
43,000	7.20%, 09/10/2014		41,233
43,000	7.30%, 03/10/2015		41,422
47,000	7.30%, 03/10/2016		45,317
46,000	7.30%, 09/10/2015		44,344
49,000	7.30%, 09/10/2016		47,045
51,000	7.40%, 03/10/2017		48,934
52,000	7.40%, 09/10/2017		49,816
55,000	7.50%, 03/10/2018		52,569
56,000	7.50%, 09/10/2018		53,581
Rhode Island		3.05%
	The Cathedral of Life Christian Assembly
15,000	7.30%, 08/15/2014		15,135
23,000	7.50%, 02/15/2021		21,390
25,000	7.50%, 02/15/2022		22,013
10,000	7.50%, 08/15/2016		10,100
11,000	7.50%, 08/15/2017		11,110
23,000	7.50%, 08/15/2020		21,514
25,000	7.50%, 08/15/2021		22,720
37,000	7.60%, 02/15/2027		32,804
40,000	7.60%, 02/15/2028		34,736
43,000	7.60%, 02/15/2029		36,124
46,000	7.60%, 02/15/2030		37,545
50,000	7.60%, 02/15/2031		39,980
53,000	7.60%, 02/15/2032		41,441
58,000	7.60%, 02/15/2033		44,840
62,000	7.60%, 02/15/2034		47,523
67,000	7.60%, 02/15/2035		50,800
58,000	7.60%, 02/15/2037		43,030
35,000	7.60%, 08/15/2026		31,339
39,000	7.60%, 08/15/2027		34,227
41,000	7.60%, 08/15/2028		35,030
45,000	7.60%, 08/15/2029		37,170
48,000	7.60%, 08/15/2030		38,779
52,000	7.60%, 08/15/2031		41,142
60,000	7.60%, 08/15/2033		46,158
65,000	7.60%, 08/15/2034		49,556
70,000	7.60%, 08/15/2035		52,780
62,000	7.60%, 08/15/2036		46,246
7,000	7.60%, 08/15/2037		5,182
28,000	8.00%, 02/15/2023		25,883
26,000	8.00%, 08/15/2022		23,764
Tennessee		2.33%
	Grace Christian Fellowship Church, Inc. (c) (d)
40,000	8.40%, 01/18/2022		17,456
44,000	8.40%, 01/18/2023		19,096
47,000	8.40%, 01/18/2024		20,407
51,000	8.40%, 01/18/2025		22,154
56,000	8.40%, 01/18/2026		24,332
60,000	8.40%, 01/18/2027		26,082
30,000	8.40%, 01/18/2029		12,936
77,000	8.40%, 01/18/2030		33,202
41,000	8.40%, 04/18/2022		17,897
44,000	8.40%, 04/18/2023		19,100
47,000	8.40%, 04/18/2024		20,412
52,000	8.40%, 04/18/2025		22,594
56,000	8.40%, 04/18/2026		24,338
52,000	8.40%, 04/18/2029		22,428
78,000	8.40%, 04/18/2030		33,641
21,000	8.40%, 04/18/2031		9,057
100,000	8.40%, 04/18/2033		43,130
38,000	8.40%, 07/18/2021		16,572
41,000	8.40%, 07/18/2022		17,901
45,000	8.40%, 07/18/2023		19,535
34,000	8.40%, 07/18/2024		14,766
20,000	8.40%, 07/18/2029		8,624
81,000	8.40%, 07/18/2030		34,927
38,000	8.40%, 07/18/2031		16,386
39,000	8.40%, 10/18/2021		16,918
42,000	8.40%, 10/18/2022		18,228
46,000	8.40%, 10/18/2023		19,973
50,000	8.40%, 10/18/2024		21,720
54,000	8.40%, 10/18/2025		23,463
58,000	8.40%, 10/18/2026		25,213
35,000	8.40%, 10/18/2028		15,096
75,000	8.40%, 10/18/2029		32,348
81,000	8.40%, 10/18/2030		34,935
88,000	8.40%, 10/18/2031		37,954
Texas		8.85%
	The Fellowship at Cinco Ranch, Inc.
25,000	7.20%, 03/19/2025		22,113
118,000	7.20%, 03/19/2026		102,990
72,000	7.20%, 03/19/2027		61,510
136,000	7.20%, 03/19/2028		113,533
146,000	7.20%, 03/19/2029		117,647
157,000	7.20%, 03/19/2030		122,868
49,000	7.20%, 03/19/2031		37,529
93,000	7.20%, 09/19/2025		81,989
122,000	7.20%, 09/19/2026		105,359
132,000	7.20%, 09/19/2027		111,514
141,000	7.20%, 09/19/2028		115,620
152,000	7.20%, 09/19/2029		120,308
162,000	7.20%, 09/19/2030		125,388
139,000	7.20%, 09/19/2031		105,195
94,000	8.00%, 03/19/2023		87,025
99,000	8.00%, 09/19/2023		91,981
	Friendship West Baptist Church, Inc.
200,000	7.40%, 06/15/2017		198,400
100,000	7.60%, 06/15/2018		98,770
	Iglesia Templo Jerusalen
58,000	7.90%, 06/12/2028		51,197
48,000	7.90%, 06/12/2029		41,050
68,000	7.90%, 06/12/2030		56,780
36,000	7.90%, 06/12/2033		28,638
93,000	7.90%, 06/12/2034		73,414
100,000	7.90%, 06/12/2035		78,100
108,000	7.90%, 06/12/2036		83,473
46,000	7.90%, 12/12/2027		41,179
60,000	7.90%, 12/12/2028		52,164
65,000	7.90%, 12/12/2029		54,814
37,000	7.90%, 12/12/2032		29,537
76,000	7.90%, 12/12/2033		60,184
96,000	7.90%, 12/12/2034		75,341
79,000	7.90%, 12/12/2035		61,351
86,000	7.90%, 12/12/2036		66,125
	New Life Christian Ministry, Inc.
100,000	7.50%, 04/15/2024		90,160
20,000	7.80%, 06/15/2021		18,672
19,000	7.80%, 12/15/2020		18,001
23,000	7.90%, 06/15/2023		21,183
23,000	7.90%, 12/15/2022		21,043
24,000	7.90%, 12/15/2023		22,200
21,000	8.00%, 06/15/2022		19,125
21,000	8.00%, 12/15/2021		19,305
Virginia		0.03%
	New Life Anointed Ministries International, Inc. (c) (d)
171,000	7.80%, 06/21/2020		1,727
64,000	7.80%, 06/21/2022		646
124,000	7.80%, 06/21/2023		1,240
103,000	7.80%, 06/21/2024		1,030
100,000	7.80%, 12/21/2020		1,010
60,000	7.80%, 12/21/2023		600
115,000	7.80%, 12/21/2024		1,150
142,000	7.80%, 12/21/2025		1,420
Washington		1.76%
	Cascade Christian Center of Skagit Valley (e)
631,905	3.50%, 10/20/2020		578,003
Washington, DC		0.42%
	Metropolitan Baptist (c) (d)
77,000	8.20%, 01/12/2015		20,367
80,000	8.30%, 07/12/2015		21,216
98,000	8.40%, 01/12/2018		25,754
100,000	8.40%, 01/12/2027		26,000
130,000	8.40%, 01/12/2033		33,800
45,000	8.40%, 07/12/2018		11,839

Total Church Mortgage Bonds (Cost $36,655,023)		77.37%	25,382,007

CHURCH MORTGAGE LOANS (b)

California		2.85%
	Mount Olive Missionary Baptist Church of Fresno (d) (f)
937,302	3.50%, 08/01/2013		932,616
Georgia		2.45%
	God First Breakthrough Ministries, Inc. (e)
1,074,166	10.50%, 03/01/2014		804,873
Nevada		0.86%
	Iglesia Christiana Verbo De Dios, Inc. (e)
390,035	0.00%, 01/01/2014		281,761
New Jersey		2.12%
	Igreja Batista Do Calvario
749,282	8.75%, 08/01/2038		697,057
Texas		5.18%
	Pleasant Grove Missionary Baptist Foundation (d) (g)
1,709,323	7.50%, 08/01/2033		1,700,776

Total Church Mortgage Loans (Cost $4,860,108)		13.46%	4,417,083

OPEN-END MUTUAL FUND		4.50%

137,868	Vanguard Short-Term Investment Grade Fund (Cost $1,500,000)		1,476,563

SHORT TERM INVESTMENTS		5.45%

Money Market Funds
1,787,043	Fifth Third Institutional Money Market - 0.01%* (Cost $1,787,043)		1,787,043

Total Investments - (Cost $44,802,174)		100.78%	$33,062,696

LIABILITIES IN EXCESS OF OTHER ASSETS		(0.78)%	(255,897)

Net Assets		100.00%	$32,806,799

(a)  The Issuer has the right to redeem the Bonds on any quarterly anniversary of the issue date, in whole or in part, without premium or penalty.  The Issuer does not have the right to extend the terms of the offering.  The Bonds are generally considered to be illiquid due to the limited, if any, secondary market.

(b)  The Mortgagee has the right to prepay the Loans at any time.  The Loans are generally considered to be illiquid due to the limited, if any, secondary market.  The Fund participates in the principal and interest payments from the Mortgagee with the California Baptist Foundation's Church Loan Fund. See Note 3.

(c) Represents non-income producing security.

(d)  Security is in default or is delinquent on interest or principal payments.  As a result, further action towards the issuer is being taken by the trustee on behalf of bondholders, in the form of a demand letter, foreclosure, forbearance, liquidation of the underlying collateral or bankruptcy of the issuer.

(e) The trustee of the issuer has completed restructuring of the bond and/or mortgage. The restructured terms reduced the interest rate and/or shortened the maturity period.

(f) Mortgagee is in the process of restructuring the mortgage.
(g) Security is considered income producing; however, interest payments received during the period represented only a portion of the total interest due.

* Variable rate security; the coupon rate shown represents the yield at September 30, 2013.

Capstone Church Capital Fund
Statement of Assets and Liabilities
September 30, 2013

Assets:
Investments in Securities, at Fair Value (Cost $44,802,174)	$ 33,062,696

Interest and Dividends Receivable	270,952
Total Assets	33,333,648

Liabilities:
Accrued Management Fees (Note 4)	11,980
Accrued Administrative Fees (Note 4)	2,061
Accrued Service Fees (Note 4)	7,184
Accrued Legal and Professional Fees	462,779
Accrued Compliance Fees (Note 4)	4,566
Accrued Insurance Expense	10,678
Other Accrued Expenses	27,601
Total Liabilities	526,849
Net Assets	$ 32,806,799

Net Assets Consist of:
Paid In Capital	$ 46,480,375
Distributions in Excess of Accumulated Undistributed Net Investment Income	(428,564)
Accumulated Realized Loss on Investments	(1,505,534)
Unrealized Depreciation in Fair Value of Investments	(11,739,478)
Net Assets, for 1,869,562 Shares Outstanding (6,200,000 Shares Authorized)	$ 32,806,799

Net Asset Value per share ($32,806,799/1,869,562 shares)	$ 17.55
Maximum offering price per share (Net Asset Value per share/.9675) (Note 1)	$ 18.14

The accompanying notes are an integral part of these financial statements.

Capstone Church Capital Fund
Statement of Operations
For the year ended September 30, 2013

Investment Income:
Interest		$ 2,088,473
Dividends		22,297
Total Investment Income		2,110,770

Expenses:
Advisory Fees (Note 4)		151,490
Service Fees (Note 4)		84,161
Legal Fees	(Note 10)	1,142,047
Audit Fees		172,261
Transfer Agent and Accounting Fees (Note 4)		50,705
Miscellaneous Fees		39,036
Insurance Expense		10,678
Appraisal Fees		31,200
Compliance Fees (Note 4)		29,416
Administrative Fees (Note 4)		25,313
Interest Expense		20,778
Trustees' Retainer and Meeting Expenses		19,705
Printing and Mailing Fees		22,213
Registration Fees		12,481
Custody Fees		9,097
Total Expenses		1,820,581
Voluntary Expense Waiver from the Distributor (Note 4)		(33,347)
Net Expenses		1,787,234

Net Investment Income		323,536

Realized and Unrealized Gain/(Loss) on Investments:
Realized Loss on Investments		(940,337)
Net Change in Unrealized Depreciation on Investments		2,631,130
Realized and Unrealized Gain/(Loss) on Investments		1,690,793

Net Increase in Net Assets Resulting from Operations		$ 2,014,329

The accompanying notes are an integral part of these financial statements.

Capstone Church Capital Fund
Statements of Changes in Net Assets

	Year Ended
	September 30,
	2013	2012
Increase/(Decrease) in Net Assets From Operations:
Net Investment Income	$ 323,536	$ 921,690
Net Realized Loss on Investments	(940,337)	(317,517)
Change in Unrealized Appreciation/(Depreciation) on Investments	2,631,130	(8,167,341)
Net Increase/(Decrease) in Net Assets Resulting from Operations	2,014,329	(7,563,168)

Distributions to Shareholders:
Net Investment Income	(557,617)	(944,038)
Total Distributions Paid to Shareholders	(557,617)	(944,038)

Capital Share Transactions:
Proceeds from Sale of Shares	4,692	27,448
Shares Issued on Reinvestment of Dividends	147,070	218,146
Cost of Shares Repurchased	(1,729,290)	(4,024,608)
Net Decrease from Shareholder Activity	(1,577,528)	(3,779,014)

Net Assets:
Net Decrease in Net Assets	(120,816)	(12,286,220)
Beginning of Year	32,927,615	45,213,835
End of Year (Including Distributions in Excess of Accumulated
Undistributed Net Investment Loss of ($428,564) and ($374,224), respectively)	$ 32,806,799	$ 32,927,615

Share Transactions:
Shares Sold	184	1,376
Shares Issued on Reinvestment of Dividends	8,627	10,963
Shares Repurchased	(98,423)	(212,076)
Net Decrease in Shares	(89,612)	(199,737)
Outstanding at Beginning of Year	1,959,174	2,158,911
Outstanding at End of Year	1,869,562	1,959,174

The accompanying notes are an integral part of these financial statements.

Capstone Church Capital Fund
Statement of Cash Flows
For the period ended September 30, 2013

Cash flows from operating activities:
Net increase in net assets resulting from operations	$ 2,014,329
Adjustments to reconcile net increase in net assets from
operations to net cash provided by operating activities:
Proceeds from disposition of long-term investment securities	7,004,166
Purchase of long-term investment securities	(3,761,777)
Purchase of short-term investments, net	(633,513)
Increase in Prepaid Expenses	9,000
Decrease in Interest and Dividends Receivable	32,391
Decrease in Accrued Expenses	361,342
Decrease in unrealized depreciation on investments	(2,631,130)
Realized loss from investments	940,337
Net cash provided by operating activities	$ 3,335,145

Cash flows provided by/(used for) financing activities:
Proceeds from shares sold	$ 4,692
Repayment of note payable	(1,200,000)
Distributions paid in cash	(410,547)
Payments for shares purchased	(1,729,290)

Net cash provided by/(used for) financing activities	(3,335,145)

Net increase/(decrease) in cash	$ -

Cash (excluding short-term investments):
Beginning balance	-
Ending balance	$ -

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of distributions of $147,070.

Interest paid during the year ended September 30, 2013 amounted to $20,778.

The accompanying notes are an integral part of these financial statements

Capstone Church Capital Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	Year ended September 30,
	2013	2012	2011	2010	2009

Net Asset Value, at Beginning of Year (a)	$ 16.81	$ 20.94	$ 22.02	$ 23.59	$ 23.84

Income From Investment Operations:
Net Investment Income (b)	0.17	0.45	0.86	1.15	1.33
Net Gain/(Loss) on Securities (Realized and Unrealized)	0.86	(4.12)	(1.00)	(1.51)	(0.21)
Total from Investment Operations	1.03	(3.67)	(0.14)	(0.36)	1.12

Distributions:
Net Investment Income	(0.29)	(0.46)	(0.94)	(1.21)	(1.35)
Return of capital	-	-	-	-	(0.02)
Total from Distributions	(0.29)	(0.46)	(0.94)	(1.21)	(1.37)

Net Asset Value, at End of Year (a)	$ 17.55	$ 16.81	$ 20.94	$ 22.02	$ 23.59

Market Value (c)	$ -	$ -	$ -	$ -	$ -

Total Return (d)	6.15%	(17.85)%	(0.68)%	(1.72)%	4.84%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 32,807	$ 32,928	$ 45,214	$ 49,217	$ 57,207
Before Reimbursements, Waivers and Recoupments
Ratio of Expenses to Average Net Assets	5.41%	2.10%	1.92%	1.14%	1.17%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.86%	2.22%	3.88%	4.83%	5.45%
After Reimbursements, Waivers and Recoupments
Ratio of Expenses to Average Net Assets	5.31%	2.00%	1.82%	1.06%	1.00%
Ratio of Net Investment Income to Average Net Assets	0.96%	2.32%	3.98%	4.91%	5.62%
Portfolio Turnover	11.91%	0.00%	0.00%	0.00%	4.19%
Average Short-term Borrowing Outstanding	$ 210,411	$ 752,877	$ 1,163,836	$ -	$ -
Weighted Average Fund Shares Outstanding (Thousands)	1,960	2,056	2,144	N/A	N/A
Average Short-term Borrowing Outstanding Per Share	$ 0.11	$ 0.37	$ 0.54	N/A	N/A
Asset Coverage	N/A	2844%	3868%	N/A	N/A

(a) Price does not include sales charge.
(b) Amount calculated based on average shares outstanding throughout the year.
(c) There is no established secondary market for the Fund's shares.

(d) Total return is computed assuming shares are purchased and redeemed at the Fund's net asset value and excludes the effect of sales charges and repurchase fees.  Dividends are assumed to be reinvested at the Fund's net asset value.

Pursuant to a waiver by the Fund's distributor, from December 7, 2006 through January 28, 2009, no sales charge is applicable to sales of Fund shares.
A maximum sales charge of up to 1.50%, unless waived or reduced, was applicable to sales of Fund shares beginning January 29, 2009.
Effective August 1, 2010, the maximum sales charge of up to 3.25%, unless waived or reduced, was applicable to sales of Fund shares.

N/A Not applicable

The accompanying notes are an integral part of these financial statements.

CAPSTONE CHURCH CAPITAL FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2013

(1)

ORGANIZATION

The Capstone Church Capital Fund (the "Fund") is a non-diversified closed-end management investment company. The Fund was organized as a Delaware statutory trust in October 2004, and is registered with the Securities and Exchange Commission (“SEC”).  The Fund’s principal business is managing its assets invested primarily in mortgage bonds and mortgage loan obligations issued by churches and other Christian non-profit organizations that have a stated Christian mission (“Borrowers”). Church mortgage bonds are corporate debt securities issued by U.S. local churches, denominations and associations, educational institutions, and other Christian mission related organizations for purposes including construction, purchase or refinancing of existing real property.  Church mortgage loans are obligations of Borrowers issued for various purposes, including construction, property purchases or refinancing of existing real property.  The Fund may invest up to 20% of its net assets plus any borrowings for investment purposes in short-term money market instruments and other non-church mortgage bond and non-church mortgage loan investments.  Investments in short-term money market instruments will reduce the Fund’s overall portfolio maturity and may reduce the Fund’s yield.

Effective January 24, 2013, the Fund was closed to new share sales.  Currently, there is no established secondary market for the Fund’s shares nor is one expected to develop.  Pursuant to a fundamental policy, in effect through October 2010, the Fund made an offer each calendar quarter to repurchase, at net asset value, a portion of its outstanding shares.  The percentage of the outstanding shares subject to repurchase was set quarterly by the Board of Trustees and was no less than 5% and no more than 25% of the Fund’s outstanding shares.   The deadline for submitting repurchase requests was 4:00PM Eastern Time on the last business day of each calendar quarter, unless shareholders were otherwise notified.  The Fund’s net asset value for the repurchase offer was computed no more than 14 days after the repurchase request deadline.  On November 29, 2010, the Fund received shareholder approval to modify this fundamental policy to make such repurchase offers annually, in September.  Pursuant to further shareholder approval, effective as of September 30, 2011, the deadline for submitting repurchase requests is 4:00 PM Eastern Time on the last business day of August of each year.  The percentage of the outstanding shares subject to repurchase is set annually by the Board of Trustees and will be no less than 5% and no more than 25% of the Fund’s outstanding shares.  The Fund’s net asset value for the repurchase offer is computed no more than 14 days after the repurchase deadline.  See Note 5.

(2)

INVESTMENT OBJECTIVE

The Fund’s investment objective is to provide a high level of current income.  Its investments are primarily in church mortgage bonds and church mortgage loans.

(3)

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period.  Actual results could differ from those estimates.  The following summarizes the significant accounting policies of the Fund.

Security Valuation

The Fund’s investments in church mortgage bonds and church mortgage loans are generally considered to be illiquid due to the limited, if any, secondary market for these bonds. In the absence of such secondary market, the Fund values investments in church mortgage bonds on the basis of readily available market quotations, if available. Lacking such quotations, the Fund values such bonds using a pricing service when such prices are believed to reflect fair value.  Bonds and mortgage loans with no readily available market quotations or pricing service valuations are fair valued using policies approved by and under the general oversight of the Board of Trustees.

In determining fair value, all relevant qualitative and quantitative factors available are considered.  These factors are subject to change over time and are reviewed periodically.  Capstone Asset Management Company’s (“CAMCO” or “Adviser”) fair valuation process is reviewed and refined by the Adviser’s internal Valuation Committee no less than monthly and is subject to quarterly review and approval from the Fund’s Board of Trustees.

For performing bonds in which there is an available valuation published by an independent pricing service, the inputs are developed using various valuation methodologies such as matrix pricing, broker quotations and market transactions.  Inputs may include price information, specific and broad credit data, corporate yield curves, yields of new issue church bonds, information related to principal and interest payments, as well as other factors.  Inputs used by the pricing service may not be considered observable and may be considered proprietary.

When the price from an independent pricing service is unavailable, the Adviser’s internal Valuation Committee will use the Market or Income Approach, whichever is appropriate.

Fair value may be determined using a matrix formula (Market Approach) that derives a price based on relevant factors, including principal amount, interest rate, term, credit quality and spreads determined under a church bond benchmark yield curve.  The Adviser constructs and maintains a church bond benchmark yield curve based on new issue church bonds meeting the Fund’s investment requirements.  The Adviser obtains credit research and analysis from various industry sources, including an underwriter of church mortgage bonds.  The Market Approach is sensitive to changes in the yield of new church bond issues and the discount rate applied to the matrix.  A reduced yield causes the price to increase.  An increased discount rate causes the price to decrease.

When the bond issue becomes delinquent on sinking fund payments or when significant principal or balloon payments are due within the next 3 years, it is the judgment of the Adviser that the credit quality of the issuer may be impacted.  Pursuant to fair value procedures adopted by the Fund’s Board of Trustees, the Adviser will determine an adjustment to the matrix price.   The relevant inputs that the Adviser may consider in establishing the fair value include, but would not be limited to:

-

the general conditions in the church bond market and the overall financial market

-

the transaction price of any recent sales or purchases of the security

-

the transaction price, maturity and yield-to-maturity of any other fixed income security of the issuer

-

the estimated value of the underlying collateral

-

the issuer’s payment history, including the consideration of default on interest payments and/or delinquency of sinking fund payments; as well as conditions for accrual of interest and consideration of the collectability of accrued interest

In addition, the fair value procedures have specific provisions for treatment of defaulted bonds.  When it becomes more than a remote possibility that foreclosure proceedings are probable, the Adviser will take an Income Approach to the valuation of the securities.  The relevant inputs that the Adviser may consider in using the Income Approach to determine a fair value include, but would not be limited to:

-

any current independent appraisal values

-

any current listing price

-

index adjusted appraisal values based on published real estate sources

-

estimated costs associated with the disposition of the property

-

risk adjusted discount rate

-

estimated time to sell in years

-

probability of foreclosure

The Income Approach is sensitive to changes in appraisal value, costs associated with the disposition of property, discount rates, estimated time to sell and the probability of foreclosure.  An increase in an appraisal value causes the fair value to increase, conversely a decrease in an appraisal value causes fair value to decrease.  Such movements in the appraised value would be deemed to have the most significant impact on fair value under the Income Approach.  An increase in costs associated with disposition of property, discount rates, estimated time to sell and the probability of foreclosure cause the fair value to decrease.  A decrease to the aforementioned types of changes cause the fair value to increase.

The Adviser may also incorporate a probability analysis into its valuation approach for certain defaulted bonds, whereby the value of the bond is derived from a weighted assessment by the Adviser of the potential options for the resolution of the issuer's debt (restructuring, foreclosure, payoff at par, etc.), and the Adviser's consideration of the likelihood of each outcome.

Similar methods are used to value church mortgage loans held by the Fund.  Additionally, the Fund’s investments in church mortgage loans represent participations in the principal and interest payments from the Mortgagee with the California Baptist Foundation’s Church Loan Fund (“Loan Fund”).The trustee of the investments held by the Loan Fund (including the participations in church mortgage loans with the Fund) is actively seeking to liquidate and/or restructure all of the Loan Fund’s investments.  In determining the fair value of the church mortgage loans, the Adviser also considered the potential results of the trustee’s actions, including restructuring, refinance, acceleration of payments or other liquidation of property collateralizing the church mortgage loans.  For mortgages that have been restructured, the Adviser is currently valuing such mortgages under the Income Approach until additional information is available as to the church's ability to perform under the revised terms.

Because of the inherent uncertainty of valuations determined by utilizing the above procedures, the estimated fair values may differ significantly from the values that another party might estimate or that would have been used had a ready market for the investments existed.  The differences could be material. The estimated fair values may also be influenced by various market trends and can fluctuate significantly.  As a result, it is reasonably possible that management’s estimate of fair value may have significant changes in the near term.

U.S. Treasury Obligations held in the Fund’s portfolio may be valued on the basis of prices furnished by one or more pricing services that determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders.  In certain circumstances, portfolio securities will be valued at the last sale price on the exchange that is the primary market for the securities, or the mean price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day.  Short-term obligations held by the Fund that mature in 60 days or less are valued at the amortized cost if their original term to maturity when acquired by the Fund was 60 days or less, or are valued at amortized cost using their value on the 61st day prior to maturity if their original term to maturity when acquired by the Fund was more that 60 days, unless in each case this is determined not to represent fair value.  Repurchase agreements will be valued at cost plus accrued interest. Securities for which there exist no price quotations or valuations and all other assets are valued at fair value as determined in good faith by or on behalf of the Trustees.  Investments in open-end mutual funds and money market funds are generally priced at the respective open-end mutual fund's or money market fund's ending Net Asset Value (“NAV”).

In determining fair value, the Fund uses various valuation approaches.  GAAP establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.  Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund.  Unobservable inputs reflect the Fund’s assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 - Quoted prices in active markets for identical assets or liabilities.

Level 2 - Other significant observable inputs, including, but not limited to, quoted prices in markets that are not active, quoted prices for similar securities, interest rates, prepayment speeds and credit risks.

Level 3 - Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following table presents information about the Fund’s assets measured at fair value as of September 30, 2013:

Assets	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of September 30, 2013
Church Mortgage Bonds	$ -	$ -	$ 25,382,007	$ 25,382,007
Church Mortgage Loans	-	-	4,417,083	4,417,083
Open-End Mutual Fund	1,476,563	-	-	1,476,563
Short Term Investments	1,787,043	-	-	1,787,043
	$ 3,263,606	$ -	$ 29,799,090	$ 33,062,696

It is the Fund’s policy to recognize transfers between levels at the end of the reporting period. There were no transfers between levels during the year ended September 30, 2013.

See the Schedule of Investments for state classification of church mortgage bonds and loans.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Church Mortgage Bonds	Church Mortgage Loans	Total
Balance as of 10/01/2012	$ 28,777,931	$ 4,049,318	$ 32,827,249
Accrued Accretion/(Amortization)	-	-	-
Unrealized Appreciation/(Depreciation)	1,199,691	1,454,876	2,654,567
Realized Gain/(Loss)	(564,624)	(389,776)	(954,400)
Gross Sales and Paydowns	(4,792,768)	(697,335)	(5,490,103)
Gross Purchases	761,777	-	761,777
Transfers In/(Out) of Level 3	-	-	-
Balance as of 9/30/2013	$ 25,382,007	$ 4,417,083	$ 29,799,090

The total change in unrealized appreciation/(depreciation) for the year ended September 30, 2013 included in the Statement of Operations attributable to Level 3 investments still held at September 30, 2013, includes:

Change in Unrealized
Appreciation/(Depreciation)
Church Mortgage Bonds	$ (84,729)
Church Mortgage Loans	847,825
Total	$ 763,096

The following is a summary of quantitative information about significant unobservable valuation inputs approved by the Adviser's internal Valuation Committee in accordance with procedures adopted by the Board for Level 3 Fair Value Measurements for investments held at September 30, 2013:

			Significant
	Fair Value		Unobservable
Type of Assets	at September 30, 2013	Valuation Techniques	Input(s)	Range

Church Mortgage Bonds and Loans	$17,739,785	Income Approach	Disposition costs	14% - 26%
			Discount rate	2.9% - 3.6%
			Time to sell	1 - 3 years

Church Mortgage Loans	$697,057	Market Approach	New issue bond yield	5.6% - 7.6%
			Discount	.50 basis points
	$18,436,842

Church Mortgage Bonds	$11,362,248	Vendor Pricing
Total	$29,799,090

Security Transactions and Investment Income

For financial reporting purposes, portfolio security transactions are recorded on the trade date.  Net realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes.  Interest income, adjusted for accretion of discounts and amortization of premiums, is recorded on the accrual basis.  Debt obligations are placed in a non-accrual status and related interest income reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful as identified by the Adviser as part of the valuation process. The treatment of such accruals and receivables may be different for federal income tax purposes.

Purchases and sales of investment securities (excluding short-term investments, U.S. government and U.S. government agency securities) aggregated $3,761,777 and $7,004,166, respectively, for the year ended September 30, 2013.

Dividends and Distributions

Effective October 1, 2010, dividends are declared and paid quarterly.  Distributions from net realized capital gains, if any, will be declared and distributed at least annually.

Income dividends and capital gains distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP, primarily due to timing differences in the recognition of income, gains and losses by the Fund.  These book and tax accounting differences primarily relate to the tax recognition of interest income which is different from book interest income.  This differential between book and tax results in a required increase in distributions from net investment income.  To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.

Federal Income Taxes

The Fund intends to qualify as a regulated investment company under Sub-chapter M of the Internal Revenue Code and accordingly will generally not be subject to federal and state income taxes or federal excise taxes to the extent that the Fund intends to make sufficient distributions of net investment income and net realized capital gains.  For the year ended September 30, 2013, the Fund qualified under these provisions and accordingly, no provision for federal income tax has been made.

As of and during year ended September 30, 2013, the Fund did not have a liability for any unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Fund’s Statement of Operations.  During the year ended September 30, 2013, the Fund did not incur any interest or penalties.  The Fund is subject to examination by U.S. federal tax authorities for tax years ending September 30, 2010 and after.  For all open tax years, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Further, management of the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of any unrecognized tax benefits will significantly change over the next fiscal year.

(4)

INVESTMENT ADVISORY FEE AND OTHER AGREEMENTS

CAMCO, a wholly-owned subsidiary of Capstone Financial Services, Inc. (“CFS”), serves as investment adviser to the Fund under an advisory agreement that was effective January 12, 2012.  CAMCO provides investment advisory and administrative services to other investment companies, pension and profit-sharing accounts, corporations and individuals.  Subject to the authority of the Board of Trustees, the Adviser provides the Fund with continuous investment advisory services in accordance with an investment advisory agreement (the "Advisory Agreement") between the Adviser and the Fund.  As compensation for its services as investment adviser, the Fund pays CAMCO, on a monthly basis, an investment advisory fee calculated daily at the annual rate of 0.45% on the first $500 million of the Fund’s average daily net assets.  The rate declines to 0.40% on the next $500 million, and to 0.375% on average daily net assets in excess of $1.0 billion.  For the year ended September 30, 2013, the Fund incurred advisory fees of $151,490.

CFS Consulting Services, LLC (“CCS”), an affiliate of CAMCO and a wholly owned subsidiary of CFS, serves as administrator for the Fund under an agreement that took effect January 12, 2012.  For its services as administrator, CCS receives a monthly fee from the Fund calculated at the annual rate of 0.075% on the first $500 million of the Fund's average daily net assets.  The rate declines to 0.06% on the next $500 million and to 0.05% on average daily net assets in excess of $1.0 billion.  For the year ended September 30, 2013, the Fund incurred total administrative fees of $25,313.

CCS, pursuant to a Compliance Services Agreement, provided certain compliance services for the Fund and the Board, including the services of the Chief Compliance Officer (“CCO”) for the Fund.  For these services the Fund pays CCS a monthly fee at the annual rate of 0.025% of average daily net assets for compliance services other than the compensation of the CCO. In addition, the CCO compensation is paid monthly at an annual rate of $21,000.  For the year ended September 30, 2013, the Fund incurred compliance service and CCO fees of $29,416.

Capstone Asset Planning Company (“CAPCO” or “ Distributor”), an affiliate of CAMCO and a wholly-owned subsidiary of CFS, acts as the principal underwriter of the Fund’s shares pursuant to a written agreement with the Fund ("Distribution Agreement").  The Distributor has the exclusive right to distribute shares of the Fund through unaffiliated dealers.  The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such Fund shares as may be sold to the public.  The Distributor is not obligated to sell any stated number of shares. During the year ended September 30, 2013, the Distributor did not receive sales charges.  As noted earlier, the Fund is currently closed to new share sales.  A maximum sales charge of 1.50% was applicable to the sale of Fund shares from January 29, 2009 through July 31, 2010.  From August 1, 2010 through January 24, 2013, a maximum sales charge of 3.25% was applicable to the sale of Fund shares.  Sales charges were waived for qualified fee-based financial advisors and non-profit organizations that have a stated Christian mission and that invested at least $50,000 in the Fund.

The Fund has adopted a Service Plan (the "Plan") which permits the Fund to compensate the Distributor for services and expenses incurred in connection with providing services to the Fund’s shareholders.  These services include, but are not limited to, the payment of compensation to securities dealers (which may include the Distributor itself) and other financial institutions and organizations (collectively, "Service Organizations") to obtain various shareholder services for the Fund.  These services include, among other things, payments to employees or agents of the Distributor who assist in or support the provision of shareholder services, processing new shareholder account applications, preparing and transmitting to the Fund’s Transfer Agent information on transactions by customers and serving as the primary source of information to customers in answering questions concerning the Fund and their transactions with the Fund.  The Plan provides that payments will be made to the Distributor at an annual rate of 0.25% of the average daily net assets of the Fund.  Out of its compensation and subject to applicable regulatory requirements, the Distributor may make reallowances to Service Organizations, the amount of such reallowances to be based on the average daily net asset value of shares of the Fund held by shareholders for whom the Service Organization provides services.  Any remaining amounts not so allocated will be retained by the Distributor. During the year ended September 30, 2013, fees accrued under the Plan were $84,161 of which $33,347 was voluntarily waived by the Distributor.

Certain officers and one Trustee of the Fund are also officers of CFS, CAMCO, CAPCO and CCS.

Mutual Shareholder Services, LLC (“MSS”) serves as the Fund’s transfer agent and fund accountant.  Under the terms of the Shareholder Servicing Agreement, MSS will be paid annual per account fees.  Under the terms of the Accounting Agreement, MSS is entitled to a monthly fee calculated at the annual rate of $30,500 on average net assets up to $50 million in addition to fees related to transfer agency services and certain other out of pocket expenses.  For the year ended September 30, 2013, the Fund incurred transfer agent and accounting fees and expenses of $50,705.

(5)

REPURCHASE OFFERS

Pursuant to the Fund’s fundamental policy (Note 1), the Board of Trustees authorized the Fund to offer to repurchase 5% of its outstanding shares on August 30, 2013.  In accordance with SEC guidelines, the Fund’s Board of Trustees can authorize an additional 2% of the shares outstanding if tendered shares exceed the offered amount. During the year ended September 30, 2013 the Fund repurchased shares as follows:

Repurchase request deadline	8/30/2013
Repurchase pricing date	9/10/2013
Shares repurchased	98,423.448
Percentage of Fund shares outstanding	5.00%

The Fund will, under normal circumstances, price such shares that are repurchased in connection with a repurchase offer at the Fund’s net asset value (“NAV”) determined after the close of business not more than 14 calendar days following the Repurchase Request Deadline (or on the next business day if the fourteenth day is not a business day).  Applicable regulations provide that a repurchase offer may be suspended only under limited specified circumstances.

(6)

FEDERAL INCOME TAXES

As of September 30, 2013, the cost of investments, gross unrealized appreciation and depreciation of investment securities and components of distributable earnings on a tax basis were as follows:

Cost of Investments	$46,123,637
Gross unrealized appreciation	$ 6,718
Gross unrealized depreciation	(13,067,659)
Net unrealized depreciation	(13,060,941)
Undistributed ordinary income	86,670
Undistributed Realized Long Term Capital Gain/(Loss)	(689,971)
Total distributable earnings	$(13,664,242)

As of September 30, 2013, the difference between total distributable earnings on a book basis and tax basis is due primarily to timing differences in recognizing certain organizational expenses related to the commencement of operations. The difference between the cost of investments on a book basis and tax basis is due primarily to the differing treatment for the recognition of interest income, and post-October loss deferral of $815,563.

As of September 30, 2013, the Fund had a capital loss carryforward totaling $689,971.  Of that amount $1,899 expires on September 30, 2016, and $1,240 expires on September 30, 2017, and both are treated as short-term capital losses.  The remaining $686,832 has no expiration and is treated as long-term capital losses.

The tax character of distributions paid for year ended September 30, 2013 was as follows:

Ordinary income	$ 557,617

The tax character of distributions paid for year ended September 30, 2012 was as follows:

Ordinary income	$ 944,038

(7)

SIGNIFICANT RISKS

Concentration Risk. Because the Fund invests principally in church-related obligations that are collateralized by interests in real property, it can be adversely affected by negative developments impacting church-related institutions, as well as by negative developments impacting real property generally. Such developments could include changes in tax or zoning laws, changes in government policies toward church-related institutions, and interest rate and other general economic changes, as well as changes affecting particular neighborhoods.

Church Mortgage Bonds and Loans. There is less readily available, reliable information about most church mortgage bonds and church mortgage loans than is the case for many other types of securities. In addition, there is no nationally recognized independent rating organization that evaluates or provides ratings for church mortgage bonds or church mortgage loans or for borrowers.

Illiquidity. Church mortgage bonds and church mortgage loans are not listed on any national securities exchange or automated quotation system and no active trading market exists for these instruments. As a result, church mortgage bonds and church mortgage loans are generally illiquid, meaning that the Fund may not be able to sell them quickly at a fair price. The risks of illiquidity are particularly important when the Fund's operations require cash, and may in certain circumstances require that the Fund borrow to meet short-term cash requirements. The market for illiquid securities is more volatile than the market for liquid securities. To the extent that a secondary market does exist for church mortgage bonds and church mortgage loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The Fund has no limitation on the amount of its assets that may be invested in securities that are not readily marketable or that are subject to restrictions on resale. The fact that a substantial portion of the Fund's assets will generally be invested in church mortgage bonds and church mortgage loans may restrict the ability of the Fund to dispose of its investments in a timely fashion and at a fair price, and sales of these investments could result in capital losses to the Fund and a decline in the value of shares. An economic downturn, adverse developments affecting real estate or churches, or a substantial increase or decrease in interest rates would adversely affect the value of the Fund's portfolio instruments, and thus of its shares, and would further limit the ability of the Fund to dispose of portfolio securities. Illiquid securities are also difficult to value, meaning that the Fund's calculated net asset value may not accurately reflect the value that could be obtained for its assets upon sale. See Note 10.

Risk of Subordination. Church mortgage bonds and church mortgage loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate these instruments to presently existing or future indebtedness of the borrower or take other action detrimental to holders of the bonds or loans. Such court action could under certain circumstances include invalidation of bonds or loans.

Borrower Credit Risk. Church mortgage bonds and church mortgage loans, like most other debt obligations, are subject to the risk of default. Default in the payment of interest or principal on a church mortgage bond or church mortgage loan results in a reduction in income to the Fund, a reduction in the value of the church mortgage bond or church mortgage loan and a decrease in the Fund's net asset value per share. The risk of default increases in the event of an economic downturn, adverse developments affecting real estate or churches, or a substantial increase in interest rates.

In the event of bankruptcy of a particular issuer, the trustee with respect to a particular obligation may have discretion as to whether to liquidate the underlying collateral unless requested by the holders of a specified percentage of the outstanding unpaid principal amount of the obligation. There is no assurance that the trustee will decide to liquidate, or that the Fund will, alone, satisfy any applicable percentage test to require liquidation. There is also no assurance that the court will give the trustee the full benefit of its senior positions. In the event the trustee decides, or is required, to liquidate the collateral for a church mortgage bond or church mortgage loan, there is no assurance that a buyer will be found or that the sale of the collateral would raise enough cash to satisfy the borrower's payment obligation. If the terms of a church mortgage bond or church mortgage loan do not require the borrower to pledge additional collateral in the event of a decline in the value of the original collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower's obligations under the church mortgage bond or church mortgage loan.

General Credit Risk. The Fund’s investments in church mortgage bonds and church mortgage loans and other securities may have speculative characteristics and changes in economic conditions or other circumstances may lead to a weakened capacity to make principal and interest payments relative to obligations deemed of higher quality.

Interest Rate and Maturity Risk. When interest rates fall, the values of already-issued fixed income securities generally increase. The Fund expects that its church mortgage bonds and loans will generally have stated maturities ranging from 15 to 30 years, with an average stated maturity of approximately 20 years, although prepayments will reduce the average maturity. The Fund may also invest in other debt obligations with maturities of approximately from one to fifteen years.  Investors should be aware that the longer the maturity of a fixed rate instrument, the greater the risk. Risks include a greater risk of borrower or issuer default and greater risk that interest rates will rise, which will negatively impact the value of the Fund's portfolio investments and the Fund's shares. Due to the illiquidity of the church mortgage bond and church mortgage loan markets, the Fund may be limited in its ability to turn over its investments to obtain instruments with more attractive rates of return.

Non-Diversified Status. The Fund has registered as a "non-diversified" investment company. This means that it may invest more than 5% of the value of its assets in the obligations of any single issuer, including obligations of a single borrower and thus is likely to have more of its assets invested in fewer issuers than if it were operated as a diversified investment company. The Fund does intend, however, to satisfy tax diversification requirements necessary to enable it to be taxed as a regulated investment company.

Cash Investment Risk. Under normal market conditions, the Fund may invest up to 20% of its net assets, plus the amount of any borrowings for investment purposes, in high-quality short-term debt securities, including money market funds, and open-end bond investment companies, and may invest up to 100% of its assets in such instruments for temporary defensive purposes.  Under applicable regulatory requirements, the Fund also, for specified periods, is required to maintain liquid assets sufficient to satisfy its repurchase offers. (See ‘Share Repurchases,” below.) Such liquid investments are likely to include such short-term debt securities. These instruments are normally lower yielding than the Fund's Church Securities investments and may reduce the Fund's yield and overall portfolio maturity.  Additionally, if the Fund’s cash flow from Share sales and payments on Fund portfolio securities is insufficient to replenish its cash reserves to the extent required by applicable regulations to satisfy its repurchase obligations, it will be forced to borrow funds or seek regulatory or other solutions that may increase Fund expenses.  See also, "Investment in Other Investment Companies".

Real Estate Risk. Because the Fund’s Church Securities are backed by real estate, these investments are vulnerable to factors that affect the particular real estate and the local and national real estate markets.  These factors include changes in local or national economic or employment conditions, which factors have negatively affected the value of the Fund’s Church Securities since 2009.  Other factors affecting the value of real estate investments include, but are not limited to, changes in interest rates or in zoning or tax laws, overbuilding, environmental problems, maintenance problems, operating costs and population changes.  Such factors affect not only the value of the collateral backing the Borrowers’ obligations, but also the ability of Borrowers to raise cash to meet these obligations by selling real estate.  Property tax liens would also affect the availability of cash to pay other creditors in the event of a sale of the real estate, through foreclosure or otherwise.  Furthermore, in the case of Church Securities, the property backing the securities may have limited suitability for other purpose.

Prepayment Risk. The current average stated maturity of the Fund’s Church Securities is 14.3 years.  In the event of prepayments, in a lower or falling interest rate environment, the Fund would be required to reinvest the prepayment proceeds in lower-yielding obligations.

Valuation Risk. Because of the inherent uncertainty of valuations of Church Securities determined by utilizing the Fund’s procedures, the estimated fair values may differ significantly from the values that another party might estimate or that would have been used had a ready market for the investments existed.  The differences could be material.

Discount Risk. There is no active trading market for Fund Shares. Therefore, a shareholder who wishes to sell his or her Shares and does not wish to participate in, or wait for, an annual repurchase offer, or is not successful in having those Shares repurchased in an annual repurchase offer, will have difficulty selling the Shares in the secondary market and there is a significant risk that any such sale would be at a significant discount from the net asset value of the Shares.

Investment in Other Investment Companies. The Fund may invest in shares of other investment companies ("funds"). The Fund bears a proportional share of the expenses of such other funds, which are in addition to those of the Fund. For example, the Fund will bear a portion of such other funds' investment advisory fees, although the fees paid by the Fund to the Adviser will not be proportionally reduced.

(8)

LOAN AGREEMENT

Effective July 15, 2012, the Fund renewed a $1,200,000 loan agreement with Foundation Capital Resources, Inc. with interest at an annual rate of 8.0%.  The loan renewal called for semi-annual principal reductions of $600,000, plus monthly interest payments on the outstanding balance.  The loan was due on July 15, 2013 and was repaid on December 3, 2012. The Fund paid fees of $20,778 in connection with the loan renewal.  During the year ended September 30, 2013, the weighted average interest rate was 8.0% and the average borrowings were $210,411.

(9)

CONTINGENCIES AND COMMITMENTS

Under the Fund’s organizational documents its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  Additionally, in the normal course of business, the Fund enters into contracts that contain various representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims against the Fund and is presently unknown.  However, the Fund considers the risk of loss from such potential claims to be remote.

(10)      OTHER MATTERS

The Financial Industry Regulatory Authority ("FINRA") previously had  requested certain information related to the Fund.  On August 23, 2013, CAPCO consented to a letter of acceptance, waiver and consent  and the imposition of a censure and a fine in connection with alleged violations by CAPCO of FINRA's advertising rules during the period from September 2010 through 2012.

The Securities and Exchange Commission's Enforcement Division (“SEC”) has issued a subpoena requesting certain documents/information from the Fund and is reviewing certain matters related to the Fund.  The Fund is cooperating fully with the investigation and is in the process of complying with the subpoena.  The SEC has not made any allegations of wrongdoing.  Management believes it has complied with all regulations and is cooperating with the inquiry.  The outcome of the inquiry cannot be determined by management.

Expenses are being incurred by the Fund in connection with these investigations, which impact the Fund’s Net Asset Value.  Fund management has filed claims for recovery of these expenses under certain insurance policies and believes that a portion of these and future expenses may be recouped.  No reduction of expenses related to these claims have been recorded through September 30, 2013.

As disclosed in the preceding footnotes, the Fund has certain obligations in the upcoming year, including the repurchase of shares from Fund shareholders in accordance with the Fund’s annual repurchase offer, requiring specific timely payments.  These obligations, along with the cash flow required to continue operation of the Fund, require the Fund to be able to timely liquidate certain holdings, or enter into borrowings, in order to meet these obligations. Management of the Fund believes that at this time the Fund has sufficient liquidity to satisfy its obligations for at least the next 18 months.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Capstone Church Capital Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Capstone Church Capital Fund (the “Fund”) as of September 30, 2013, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Capstone Church Capital Fund as of September 30, 2013, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 3 to the financial statements, the financial statements include investments valued at $18,436,842 (56% of net assets) as of September 30, 2013, whose fair values have been estimated by management in accordance with policies approved by and under the general oversight of the Board of Trustees in the absence of readily determinable fair values.

The accompanying financial statements have been prepared assuming that the Fund will continue as a going concern. As discussed in Note 10 to the financial statements, the Fund may not have sufficient cash to continue to meet its obligations. This condition raises substantial doubt about the Fund’s ability to continue as a going concern. Management’s plans regarding those matters are also described in Note 10. The financial statements do not include any adjustments that might results from the outcome of this uncertainty.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

November 27, 2013

CAPSTONE CHURCH CAPITAL FUND

ADDITIONAL INFORMATION

SEPTEMBER 30, 2013 (UNAUDITED)

PROXY VOTING GUIDELINES

Because the securities in which the Fund invests do not have voting rights, the Fund does not have proxy voting guidelines.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on December 31 and June 30. The Form N-Q filing must be made within 60 days of the end of the quarter.  The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-800-262-6631.

DISCUSSION OF REVIEW AND APPROVAL OF  ADVISORY CONTRACT FOR CAPSTONE CHURCH CAPITAL FUND

At its meeting held February 13, 2013, the Board of Trustees (“Board”) of Capstone Church Capital Fund (“Fund”) conducted its review of the investment advisory contract between the Fund and Capstone Asset Management Company (“CAMCO”).  No changes were proposed to the contract and its continuation was approved unanimously by the full Board and by the independent trustees.

Prior to the meeting, the Board had received extensive information on CAMCO’s business activities; the investment advisory, administrative, compliance and customer account services provided by CAMCO and its affiliates to the Fund; the fees paid for these services; the staff performing these services; the Fund’s performance history; the Fund’s portfolio management process, brokerage and soft dollar practices; various Fund expenses; various regulatory, compliance and shareholder relations matters; a report on CAMCO’s profitability with respect to the Fund; and other information designed to inform the Board of any ancillary benefits received by CAMCO and its affiliates from their relationship with the Fund.

In connection with the Board’s review, Mr. Edward Jaroski, President of CAMCO and of the Fund updated the Board about CAMCO’s business, including CAMCO’s assets under management, additions to its staff and certain functional rearrangements within the organization.  In their separate meeting with Fund counsel, the Fund’s independent Trustees reviewed with counsel their responsibilities in considering the renewal of the Fund’s investment advisory contract.  They noted that the Fund’s advisory fees were moderate relative to those of funds deemed to be comparable to the Fund in terms of having a Christian religious orientation, although none of such other funds is directly comparable in terms of structure and investment focus.  The independent Trustees acknowledged the serious difficulties of managing the Fund during the economic turmoil of recent years that had particularly affected real-estate-related investments such as those held by the Fund.  They also recognized that these conditions had significantly increased the demands placed on CAMCO’s staff and resources.  The independent Trustees indicated their appreciation for the diligence with which CAMCO and its staff were endeavoring to manage the Fund in the best interests of shareholders during this difficult period.  They also particularly noted that CAMCO was investigating and pursuing reasonable options and seeking to find solutions that would be in the best interests of the Fund’s shareholders.  After a full discussion of these matters, the independent Trustees unanimously determined to approve the continuation of the Fund’s investment advisory agreement.  Their approval was followed by unanimous approval of the agreement by the full Board of Trustees.

CAPSTONE CHURCH CAPITAL FUND

TRUSTEE AND EXECUTIVE OFFICERS

SEPTEMBER 30, 2013 (UNAUDITED)

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the Trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by the Trustees and their affiliations, if any, with Capstone Asset Management Company ("Adviser") and Capstone Asset Planning Company (the "Distributor").

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held By Trustee

Interested Trustee

Edward L. Jaroski * 3700 W Sam Houston Pkwy S Suite #250 Houston, TX 77042 Age: 66	Trustee, President & Chairman of the Board	From 2004	President and Director of Capstone Asset Management Company, Capstone Asset Planning Company, CFS Consulting Services, LLC and Capstone Financial Services, Inc.; President, CEO and Director of Capstone Financial Solutions, LLC (November 2008 –2012); President, CEO and Director of Roger H. Jenswold & Company, Inc. (March 2010 –2012).	6	Director & Committee Member Theater Under the Stars

Independent Trustees

John R. Parker c/o 3700 W Sam Houston Pkwy S , Suite #250 Houston, TX 77042 Age: 67	Trustee	From 2004	Self-employed Investor Consultant	6	Trustee, Francis S. & Marie T. Parker Foundation

James F. Leary c/o 3700 W Sam Houston Pkwy S , Suite #250 Houston, TX 77042 Age: 83	Trustee	From 2004	Financial Consultant; Managing Director of Benefit Capital Southwest	6	Director-Highland Funds Group; Director-Homeowners of America Insurance Company since 2006.

Leonard B. Melley, Jr. ** c/o 3700 W Sam Houston Pkwy S , Suite #250 Houston, TX 77042 Age: 54	Trustee	From 2004	CEO/President of Ballybunion Ent., Inc.	6	None

John M. Briggs, CPA c/o 3700 W Sam Houston Pkwy S , Suite #250 Houston, TX 77042 Age: 63	Trustee	From 2005	CPA, former Treasurer of Susan G. Komen Breast Cancer Foundation ( 2005 – 2011).	6	Director-Healthcare Services Group, Inc. since 1992.
William H. Herrmann, Jr. c/o 3700 W Sam Houston Pkwy S , Suite #250 Houston, TX 77042 Age: 66	Trustee	From 2011	Herrmann & Associates, Financial Services	6	None
Executive Officers

Mel Cody 3700 W Sam Houston Pkwy S Suite #250 Houston, TX 77042 Age: 58	Sr. Vice President	From 2012

Sr. Vice President  of Capstone Asset Management Company (2009- present);    Co-Chairman, CFO & Portfolio Manager/Analyst  of Roger H. Jenswold & Company, Inc. (2005 – 2012).  Officer of other Capstone Funds.

				N/A	None

John R Wolf

3700 W Sam Houston Pkwy S

Suite #250

Houston, TX 77042

Age:51

Claude C. Cody, IV

3700 W Sam Houston Pkwy S

Suite #250

Houston, TX 77042

Age: 61

Scott Wynant

3700 W Sam Houston Pkwy S

Suite #250

Houston, TX 77042

Age: 58

	Sr. Vice President Sr. Vice President Executive Vice President	From 2004 From 2010 From 2008

Sr. Vice President/Portfolio Manager of Capstone Asset Management Company and Sr. Vice President of CFS Consulting Services, LLC.

Sr. Vice President of Capstone Asset Management Company (2009 – present); Co-Chairman & Portfolio Manager/Analyst of Roger H Jenswold & Company, Inc. (2005- 2012). Officer of other Capstone Funds.

Executive Vice President of Capstone Asset Management Company, CFS Consulting Services, LLC and Capstone Financial Services, Inc.(2009 – present); Sr. Vice President of Capstone Financial Solutions, LLC (November 2008-Decemeber 2012); Sr. Vice President of Roger H. Jenswold & Company, Inc. (March 2010- 2012). Officer of other Capstone Funds

				N/A N/A N/A	None None Northwest University Foundation (Investment Committee Member) and Christian Investment Forum (Board Member)

Richard A. Nunn 3700 W Sam Houston Pkwy S Suite #250 Houston, TX 77042 Age: 67	Sr. Vice President and Chief Compliance Officer	From 2004

Sr. Vice President, Chief Compliance Officer of Capstone Asset Management Company (May 2004 – July 2013); Sr. Vice President of  Capstone Financial Services, Inc. (May 2004 – July 2013); Sr. Vice President, Chief Compliance Officer and Secretary of Capstone Financial Solutions, LLC (October 2008 –2012); Senior Vice President and Secretary of CFS Consulting Services, LLC (October 2008 – July 2013); Sr. Vice President, Chief Compliance Officer and Secretary of Roger H. Jenswold & Company, Inc. (March 2010 –  2012); Officer of other Capstone Funds; MGL Consulting Corporation, independent consultants, Vice President Regulatory Affairs, (September 2000 – Present)

				N/A	Director - Brazos Presbyterian Homes (as of January 2013)

Kimberly Wallis McLaney 3700 W Sam Houston Pkwy S Suite #250 Houston, TX 77042 Age: 46	Asst. Secretary	From 2004

Asst. Vice President Compliance, Asst. Secretary  of Capstone Asset Management Company (September 2005 to July 2013); Capstone Financial Services, Inc. Asst Secretary (October 2008 – July 2013); Vice President Compliance, and Chief Compliance Officer of Capstone Asset Planning Company (September 2006 – Present); Asst. Vice President and Asst. Secretary of Capstone Financial Solutions, LLC (October 2008 –2012); Asst. Secretary of CFS Consulting Services, LLC (October 2008 – July 2013); Asst. Vice President and Asst. Secretary of Roger H. Jenswold & Company, Inc. (March 2010 –  2012); Officer of other Capstone Funds

				N/A	None

Carla Homer 3700 W Sam Houston Pkwy S Suite #250 Houston, TX 77042 Age: 54	Treasurer, Vice President and Principal Financial Accounting Officer	From 2004

Vice President of Capstone Asset Management Company, Capstone Asset Planning Company, Capstone Financial Services, Inc. and CFS Consulting Services, LLC; Treasurer of Capstone Financial Solutions, LLC (November 2008 –2012); Treasurer of Roger H. Jenswold & Company, Inc. (March 2010 –2012); Officer of other Capstone Funds.

				N/A	None

*

Mr. Jaroski is an "interested person" of the Capstone Church Capital Fund, as defined in the Investment Company Act of 1940, because of his position with the Adviser and Administrator and the Distributor.

**	Mr. Melley is married to the sister of Mr. Jaroski's wife.

Visit us online at
www.capstonechurchcapitalfund.com

Capstone Church Capital Fund

HOW TO GET MORE INFORMATION

Further information about the Fund is contained in:

The Statement of Additional Information ("SAI"). The SAI contains more detail about some of the matters discussed in this Prospectus. The SAI is incorporated into the Prospectus by reference.

Annual and Semi-Annual Reports about the Fund describe its performance and list its portfolio securities. They also include letters from Fund management describing the Fund's strategies and discussing market conditions and trends and their implications for the Fund.

You may obtain free copies of the SAI or reports, or other information about the Fund or your account by calling 1-800-262-6631.

You may also get copies of the SAI, reports, or other information about the Fund directly from the Securities and Exchange Commission ("SEC") by:

- visiting the SEC's public reference room. (Call 1-202-942-8090 for information or email publicinfo@sec.gov).
- sending a written request, plus a duplicating fee, to the SEC's Public Reference Section, Washington, D.C. 20549-0102.
- visiting the SEC's website — http://www.sec.gov/

The Fund's Investment Company Act File Number with the SEC is: 811-21662.

For more complete information about the Capstone Church Capital Fund, including charges and expenses, contact the Distributor to receive a prospectus. Please read it carefully before you invest or send money.

Capstone Asset Planning Company
3700 W. Sam Houston Parkway S., Suite 250
Houston, Texas 77042
1-800-262-6631
info@capstonechurchcapitalfund.com

Item 2. Code of Ethics.

(a) As of the end of the period covered by the contained in Item 1 of this Form N-CSR, the registrant has adopted a code of ethics (“Code”), as defined in Item 2 of Form N-CSR, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

This code of ethics is included as an exhibit.

(b) During the period covered by the report, with respect to the registrant's code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The Registrant's Board of Trustees has determined that the Registrant has at least one Audit Committee Financial Expert serving on its Audit Committee.

3(a)(2) The Audit Committee Financial Expert is John Briggs, who is "Independent" for purposes of this item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

 2013

2012

(a) Audit Fees

$95,000

$99,280

(b) Audit-Related Fees

$74,761

$0

(c) Tax Fees

$2,500

$2,000

(d) All Other Fees

$0

$0

(e) Pre-Approval Policies and Procedures

For the fiscal years ended September 30, 2012, 2011, 2010, 2009, 2008, 2007, 2006 and 2005, 100% of the services described in paragraphs (b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X.

See Pre-Approval Policies and Procedures below.

PRE-APPROVAL POLICIES AND PROCEDURES

as adopted by the

AUDIT COMMITTEES

of

CAPSTONE SERIES FUND, INC.

STEWARD FUNDS, INC.

CAPSTONE CHURCH CAPITAL FUND

(each, a“FUND”)

The Sarbanes-Oxley Act of 2002 (“Act”) and rules adopted by the Securities and Exchange Commission (“SEC”) require that the Audit Committee of each Fund pre-approve all audit services and non-audit services provided to the Fund by its independent accountant (“Auditor”).1 The Act and such SEC rules also require that the Audit Committee of each Fund pre-approve all non-audit services provided by the Auditor to (i) the Fund’s investment manager, (ii) the Fund’s investment adviser, and (iii) any entity controlling, controlled by, or under common control with the investment manager or investment adviser that provides ongoing services to the Fund (entities in (i), (ii) and (iii), hereinafter “Service Affiliates”)2 if the engagement for such Service Affiliates relates directly to the operations and financial reporting of the Fund (“Covered Non-Audit Services”).3

The following policies and procedures govern the ways in which the Audit Committee of each Fund will consider the pre-approval of audit and non-audit services that the Auditor provides to the Fund, and Covered Non-Audit services that the Auditor proposes to provide to Service Affiliates.4  These policies and procedures do not apply in the case of audit services that the Auditor provides to Service Affiliates, nor do they apply to any services that an audit firm other than the Auditor provides to such entities.

These policies and procedures comply with applicable legal requirements for pre-approval, and also provide a mechanism by which management of the Funds and Service Affiliates may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

These policies and procedures are intended to comply with applicable legal requirements for pre-approval, and also provide a mechanism by which management of the Funds and Service Affiliates may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

The following policies and procedures are adopted by the Audit Committee of each Fund.

B.

General

1.

The Audit Committee must pre-approve all audit services and non-audit services that the Auditor provides to the Fund.

2.

The Audit Committee must pre-approve any engagement of the Auditor to provide Covered Non-Audit Services to any Service Affiliate during the period of the Auditor’s engagement to provide audit services to the Fund.

1 The term “Auditor,” as used in these procedures, means the firm engaged to provide the Fund with services listed in Appendix A.

2 Service Affiliates are listed in Appendix D.

3 Examples of types of non-audit services that may be provided to the Fund or a Service Affiliate are listed in Appendix B.  Note that applicable law also prohibits the provision of certain services by the Auditor to entities in the “fund complex.”  The “fund complex” includes Service Affiliates and other entities.  These prohibited services are listed in Appendix C.  Fund Complex Entities are also listed in Appendix C.

4 Unless otherwise indicated by the context, the term “non-audit services” herein includes non-audit services for the Fund as well as Covered Non-Audit Services for a Service Affiliate.

C.

Pre-Approval of Audit Services to the Fund

1.

The Audit Committee shall approve the engagement of the Fund’s Auditor for each fiscal year (the “Engagement”).  The approval of the Engagement shall not be delegated to a Designated Member. (See Section D below.)  In approving the Engagement, the Audit Committee shall obtain, review and consider information concerning the proposed Auditor sufficient to enable the Audit Committee to make a reasonable evaluation of the Auditor’s qualifications and independence.  The Audit Committee also shall consider the Auditor’s proposed fees for the Engagement, in light of the scope and nature of the audit services that the Fund will receive.

2.

The Audit Committee shall report to the Fund’s board of directors (“Board”) regarding its approval of the Engagement and of the proposed fees for the Engagement, and the basis for such approval.

3.

Unless otherwise in accordance with applicable law, the Engagement, in any event, shall require that the Auditor be selected by the vote, cast in person, of a majority of the members of the Board who are not “interested persons” of the Fund (as defined in Section 2(a)(19) of the Investment Company Act of 1940) (“Independent Directors”).

D.

Pre-Approval of Non-Audit Services to the Fund and to Service Affiliates – by Types or Categories of Services

1.

The Audit Committee may pre-approve the provision of types or categories of non-audit services for the Fund and Covered Non-Audit Services for its Service Affiliates pursuant to this Section C.

2.

Annually, at such time as the Audit Committee considers the Engagement of the Auditor, management of the Fund and of the Service Affiliates, in consultation with the Auditor, shall provide to the Audit Committee, for its consideration and action, the following: (a) a list of those types of non-audit services, if any, that the Fund expects to request from the Auditor during the fiscal year; and (b) a list of those types of Covered Non-Audit Services that Service Affiliates expect to request from the Auditor during the fiscal year.

3.

The lists submitted to the Audit Committee shall describe the types of non-audit services in reasonable detail and shall include an estimated budget (or budgeted range) of fees where possible and such other information as the Audit Committee may request.

4.

Standard for Pre-Approval  The Audit Committee, after appropriate consideration of such information as it deems relevant, may pre-approve a non-audit service that is not a prohibited service (see Appendix C) if it specifically finds that the provision of such service is consistent with, and will not impair, the ongoing independence of the Auditor.  In connection with any such pre-approval, the Audit Committee may set such limits on fees and other conditions as it believes to be appropriate.

5.

The Audit Committee’s pre-approval of the types of non-audit services submitted pursuant to this Section C shall constitute authorization for management of the Fund to utilize the Auditor for the types of non-audit services so pre-approved, if needed or desired during the fiscal year, subject to such conditions as may have been set by the Audit Committee.

6.

Fund management will distribute a list of the types of non-audit services pre-approved by the Audit Committee pursuant to this Section C to management of the Service Affiliates and the appropriate partners of the Auditor.  Periodically, the Auditor will discuss with the Audit Committee those non-audit services that have been or are being provided pursuant to this Section C.

E.

Pre-Approval of Non-Audit Services to the Fund and to Service Affiliates – Project-by-Project Basis

1.

Non-audit services may be pre-approved on a project-by-project basis pursuant to this Section D, subject to the Standard for Pre-Approval in Section C.

2.

The Audit Committee, from time to time, may, by resolution, designate one or more of its members who are Independent Directors (each a “Designated Member”) to consider, on the Audit Committee’s behalf, (i) any non-audit services proposed to be provided to the Fund that have not been pre-approved in accordance with these Procedures, (ii) any Covered Non-Audit Services proposed to be provided to any Service Affiliate, that have not been pre-approved in accordance with these Procedures and (iii) any proposed material change in the nature or cost of any non-audit service, including any Covered Non-Audit Service, previously approved.  The authority delegated to the Designated Member shall be subject to such conditions as the Audit Committee may specify by resolution from time to time.

3.

Management of the Fund or of the relevant Service Affiliate, in consultation with the Auditor, may submit either to the Audit Committee or to a Designated Member for its consideration and action, a pre-approval request identifying one or more non-audit service projects for the Fund or Covered Non-Audit Service projects for a Service Affiliate, as well as any material changes proposed in a service that has been pre-approved.  Any request so submitted shall describe the project or projects in reasonable detail and shall include an estimated budget (or budgeted range) of fees and such other information as the Audit Committee or Designated Member shall request.  For any material change in the nature or cost of a pre-approved service, the request shall also describe reasons why the change is requested.  The Audit Committee or Designated Member, as applicable, shall review the request subject to the Standard for Review in Section C.

4.

The Audit Committee or Designated Member, as applicable, will review the requested non-audit service or proposed material change in such service in light of the Standard for Pre-Approval in Section C.  If the review is by a Designated Member, such Designated Member will either:

(a)

pre-approve, pre-approve subject to conditions, or disapprove any such requested service, or any proposed material change in such service, whether to the Fund or to a Service Affiliate; or

(b)

refer such matter to the full Audit Committee for its consideration and action.

In considering any requested non-audit service or proposed material change in such service, the Designated Member shall take into account any restrictions placed by the Audit Committee on his pre-approval authority.

5.

The Designated Member’s pre-approval (or pre-approval subject to conditions) of a requested non-audit service or proposed material change in service pursuant to this Section D shall constitute authorization for the management of the Fund or the Service Affiliate, as the case may be, to utilize the Auditor for the non-audit service so pre-approved.  Any action by the Designated Member in approving a requested non-audit service shall be presented for ratification by the Audit Committee not later than at its next regularly scheduled meeting.

F.

Covered Non-Audit Services Provided to Covered Entities Pursuant to Waiver

Note: It is generally expected that non-prohibited non-audit services, even when they do not involve significant fees, will be pre-approved in accordance with Section C or D.

1.

The Act provides a limited exception to the requirement that non-audit services (that are not prohibited services) must be pre-approved.  This exception is designed to prevent the disqualification of the Auditor due to a minor oversight and is to be used only rarely and only if each of the following conditions is satisfied:

(a)

The aggregate fees and costs of all non-audit services (including Covered Non-Audit Services) that, but for the limited exception provided by this Section E, would require pre-approval by the Audit Committee constitutes no more than five percent of the total fees and costs paid by the Fund and Service Affiliates to the Auditor during the fiscal year during which such non-audit services are provided;

(b)

At the time of the engagement for such services, the Fund did not recognize that the services were “non-audit services” that required pre-approval; and

(c)

Each such service is (i) brought promptly to the attention of the Audit Committee, (ii) is approved prior to the completion of the audit by the Audit Committee or a Designated Member, in accordance with the Standard for Pre-Approval set forth in Section C and (iii) is approved based upon a determination that the service is eligible for the waiver provided by this Section E.

G.

Amendment; Annual Review

1.

The Audit Committee may amend these procedures from time to time.

2.

These procedures shall be reviewed periodically, as needed, by the Audit Committee.

H.

Recordkeeping

1.

The Fund shall maintain a written record of all decisions made by the Audit Committee or by a Designated Member pursuant to these procedures, together with appropriate supporting material.

2.

In connection with the approval of any non-audit service pursuant to the de minimis exception provided in Section E of these procedures, a record shall be made indicating that each of the conditions for this exception has been satisfied.

3.

A copy of these Procedures and of any amendments to these Procedures shall be maintained and preserved permanently in an easily accessible place.  The written records referred to in paragraph 1 and 2 of this Section G shall be maintained and preserved for six years from the end of the fiscal year in which the actions recorded were taken, for at least the first two years in an easily accessible location.

APPENDIX A

AUDIT SERVICES

For purposes of these Procedures, “audit services” include the following activities:

1.

Annual audit of the Fund’s financial statements and quarterly reviews.

2.

Other procedures, including review of tax provisions, that need to be performed by the Auditor in order to provide an opinion on the Fund’s financial statements, including tests performed to evaluate the Fund’s internal control systems, review of information systems and procedures.

3.

Preparation of the Auditor’s report on the Fund’s internal controls for financial reporting, and related procedures.

4.

Services that generally only the Auditor can provide, such as consents, comfort letters, assistance with and review of documents filed with the SEC, and statutory audits.

APPENDIX B

NON-AUDIT SERVICES

For purposes of these Procedures, the following services are “non-audit services.”  If the services would be provided to a Covered Entity and the engagement would relate directly to the operations and financial reporting of the Fund, these services would be Covered Non-Audit Services and, if not prohibited, are subject to the pre-approval requirements of these Procedures.

Audit-Related Services (traditionally performed by the firm engaged as Auditor)

1.

Audit of an employee benefit plan.

2.

Due diligence procedures related to mergers and acquisitions.

3.

Review of internal controls.

4.

Consultations concerning financial accounting and reporting standards.

5.

Testing services related to a fund’s Auction Market Preferred Stock, as applicable.

Tax Services

1.

Tax compliance services, including preparation of tax returns.

2.

Tax planning and advice.

Other Non-Audit Services

1.

Advisory and consultation services.

2.

Other non-audit services not listed above.

APPENDIX C

PROHIBITED SERVICES

In considering whether to pre-approve a service, the Audit Committee should be aware that the Auditor is prohibited from providing certain services to any Fund Complex Entity, subject to limited exceptions noted below.  Fund Complex Entities include:

1.

The Fund, its investment manager and investment adviser;

2.

Any entity controlled by or controlling the Fund’s investment manager or investment adviser, or any entity under common control with the Fund’s investment manager or investment adviser if such entity (a) is an investment manager or investment adviser, or (b) is in the business of providing administrative, custodian, underwriting, or transfer agent services to any investment company or investment adviser; and

3.

Any investment company (including entities that would be investment companies but for the exclusions provided by Section 3(c) of the Investment Company Act of 1940) advised by the Fund’s investment manager or investment adviser or by an entity in paragraph 2, above.

Note:  The term “investment adviser” for this purpose does not include a sub-adviser whose role is primarily portfolio management and that is subcontracted with or overseen by another investment adviser.

The following entities are “Fund Complex Entities:”

Investment Adviser/Administrator/Distributor:

Capstone Asset Management Company

Capstone Asset Planning Company

Frank Russell Investment Management Company

Funds (includes all series and classes):

Capstone Series Fund, Inc.

Steward Funds, Inc.

Capstone Church Capital Fund

The following services may not be provided by the Fund’s Auditor to a Fund Complex Entity, subject to the exceptions noted:

1.

Bookkeeping or other services related to the accounting records or financial statements of a Fund Complex Entity, including;

º

Maintaining or preparing the accounting records for a Fund Complex Entity;

º

Preparing a Fund Complex Entity’s financial statements that are filed with the Securities Exchange Commission (“SEC”), or that form the basis for such financial statements; or

º

Preparing or originating source date underlying a Fund Complex Entity’s financial statements.

2.

Financial information systems design and implementation, including:

º

Directly or indirectly operating, or supervising the operation of a Fund Complex Entity’s information system or managing a Fund Complex Entity’s local area network.

º

Designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to a Fund Complex Entity’s financial statements or other financial information systems taken as a whole.

3.

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports.

4.

Actuarial services.  This category includes any actuarially-oriented advisory service involving the determination of amounts recorded in a Fund Complex Entity’s financial statements and related accounts.  This prohibition does not apply to providing assistance to a Fund Complex Entity in understanding the methods, models, assumptions, and inputs used in computing an amount.

5.

Internal audit outsourcing services.  This category includes any internal audit service for a Fund Complex Entity that has been outsourced by the Fund Complex Entity that relates to the Fund Complex Entity’s internal accounting controls, financial systems, or financial statements.

Exception:  The foregoing services 1-5 may be provided if the Audit Committee reasonably concludes that the results of these services will not be subject to audit procedures during an audit of a Fund Complex Entity’s financial statements.

6.

Management functions.  This category includes acting, temporarily or permanently, as a director, officer, or employee of a Fund Complex Entity, or performing any decision-making, supervisory, or ongoing monitoring function for a Fund Complex Entity.

7.

Human resources.  Services in this category are:

º

searching for or seeking out prospective candidates for managerial, executive, or director positions;

º

engaging in psychological testing, or other formal testing or evaluation programs;

º

undertaking reference checks of prospective candidates for an executive or director position;

º

acting as a negotiator on behalf of a Fund Complex Entity, such as determining position, status or title, compensation, fringe benefits, or other conditions of employment; or

º

recommending, or advising a Fund Complex Entity to hire, a specific candidate for a specific job (except that the Fund’s independent accountant may, upon request by a Fund Complex Entity, interview candidates and advise the Fund Complex Entity on the candidate’s competence for financial accounting, administrative, or control positions).

8.

Broker-dealer, investment adviser, or investment banking services.  Services in this category are:

º

acting as a broker-dealer (registered or unregistered), promoter, or underwriter, on behalf of a Fund Complex Entity;

º

making investment decisions on behalf of a Fund Complex Entity, or otherwise having discretionary authority over an audit client’s investments;

º

executing a transaction to buy or sell an audit client’s investment; or

º

having custody of assets of a Fund Complex Entity, such as taking temporary possession of securities purchased by a Fund Complex Entity.

9.

Legal services.  A prohibited legal service is any service to a Fund Complex Entity that, under circumstances in which the service is provided, could be provided only by someone licensed, admitted, or otherwise qualified to practice law in the jurisdiction in which the service is provided.

10.

Expert services unrelated to the audit.  This category includes providing an expert opinion or other expert service for a Fund Complex Entity, or a Fund Complex Entity’s legal representative, for the purpose of advocating a Fund Complex Entity’s interests in litigation or in a regulatory or administrative proceeding or investigation.  This prohibition is not applicable to cases in which the Fund’s independent accountant provides a factual account, including testimony, of work performed, or explains the positions taken or conclusions reached during the performance of any services provided by the accountant to a Fund Complex Entity.

APPENDIX D

SERVICE AFFILIATES

Any non-prohibited Covered Non-Audit Service provided to the following entities must be pre-approved as provided in these Procedures:

Capstone Asset Management Company

Capstone Asset Planning Company

Frank Russell Investment Management Company

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

NOT APPLICABLE.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

Briggs Bunting and Dougherty LLP billed Capstone Financial Service Inc. $44,000 related to (1) an audit of the advisor and entity’s under common control of the advisor, for the fiscal year-ended September 30, 2005 and (2) agreed upon procedures on policies and procedures of a service provider to assist the Funds Chief Compliance Officer in his annual 38a-1 review of other funds in the investment company complex. No such billings occurred during the period ending September 30, 2006.

(h) Disclose whether the registrant's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6.  Schedule of Investments.

A Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.  Proxy Voting Policies and Procedures

Capstone Asset Management Co.

Proxy Voting Policies and Procedures

Adopted: March 1, l994

Revised: May 1, 1999

Further Revised:  June 30, 2003

Further Amended:  July 8, 2004

Amended:  September 18, 2008

Further Amended: August 9, 2011

I.

Statement of Policy

It is the policy of Capstone Asset Management Company ("CAMCO") to vote proxies on securities held by its clients for which CAMCO exercises voting authority, including CAMCO's registered investment company clients, ("Clients") in the best interests of those Clients and without regard to the interests of the Adviser or any other client of the Adviser, and of Fund shareholders, in accordance with CAMCO's fiduciary duties under applicable law and in compliance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended ("Advisers Act").  CAMCO has adopted these proxy voting policies and procedures ("Procedures") for the voting of proxies relating to securities held in client accounts as to which CAMCO has voting authority, directly or indirectly.  Indirect voting authority exists where CAMCO's voting authority is implied by a general obligation of investment authority without reservation of proxy voting authority.  The Boards of Directors/Trustees of investment companies ("Funds") for which CAMCO acts as investment adviser, and for which CAMCO has discretionary authority to vote proxies, have directed CAMCO to follow these Procedures in voting proxies for the Funds.

II.

Limitations on Policy

a.

Client Instructions or Restrictions - CAMCO's exercise of voting rights for Client securities is subject to any applicable implementable instructions or restrictions that may be imposed by a particular Client, from time to time.  In such a case, CAMCO may vote proxies for a particular Client differently from those voted for a Client that does not provide instructions or restrictions.

b.

c.

Securities on Loan - CAMCO may determine not to vote proxies in respect of securities of any issuer if it determines it would be in its client's overall best interests not to vote.  Such determination may apply in respect of all client holdings of the securities or only certain specified clients, as the Adviser deems appropriate under the circumstances.  As examples, CAMCO may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to clients of disrupting the securities lending program would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience outweighs the benefits to clients of voting the securities.

III.

Conflicts of Interest

If CAMCO determines that voting proxies with respect to a particular security would involve a material conflict between the interests of CAMCO and its affiliates, on the one hand, and those of one or more Clients, on the other, CAMCO will choose one of the following options:

o

Cause the proxies to be "echo voted" -- i.e., in the same proportion as the votes of non-Client holders of the particular security;

o

o

Refer the voting decision to the Client;

o

Obtain from the Client an acknowledgement and waiver of the conflict to permit CAMCO to vote the proxies in accordance with the policies described in Appendix A.

IV.

Administration

a.

Obtaining Proxy Statements.  CAMCO will take reasonable steps to assure that proxy statements are received from Clients' custodian(s), or any other appropriate person, in a timely manner.  A list of accounts for which CAMCO is required to vote proxies will be maintained.  Periodically a comparison will be performed between proxies received and those proxies required to be voted by CAMCO.  Any discrepancies will be resolved promptly.

b.

Disclosure.  CAMCO will comply with applicable requirements of the Securities and Exchange Commission regarding disclosures to Clients about these Procedures and about particular proxy votes.  In particular, CAMCO will: provide Clients with a description of these Procedures; provide a copy of these Procedures to any Client upon request; and disclose to Clients how they may obtain information from CAMCO about particular proxy votes.

c.

Records.   CAMCO will make, maintain and preserve records related to these Procedures in accordance with applicable regulatory requirements.

d.

Proxy Voting Responsibility.  .

CAMCO has appointed Mel Cody, or his designee, to be the Proxy Officer responsible for proxy voting (see Appendix B).  The Proxy Officer’s responsibility is to do the following:

o

Supervise the proxy voting process, including the identification  of material conflicts of  interest involving the Adviser and the proxy voting process in respect of securities owned by or on behalf of such clients;

o

Determine how to vote proxies relating to issues not covered by these guidelines; and

o

Determine when the Adviser may deviate from these guidelines.

e.

Compliance Responsibility.  CAMCO has designated the Chief Compliance Officer, or his designee, to monitor compliance with these Procedures and with applicable regulatory requirements.  One or more proxy assistants will be appointed by CAMCO to assist the Chief Investment Officer with his responsibilities.  The proxy assistant may vote on his behalf the routine items as set forth below.

f.

Review of Procedures.  CAMCO will review these Procedures from time to time to assure their continuing appropriateness.

APPENDIX A

PROXY VOTING POLICIES

I. The Board of Directors

A.  Voting on Director Nominees in Uncontested Elections

We will generally vote for nominees.  If we vote against management, the reasons for this decision will be kept in CAMCO's records.

B.  Chairman and CEO are the Same Person

We vote, on a case-by case basis, on shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

C.  Majority of Independent Directors

Shareholder proposals that request that the board be comprised of a majority of independent directors are evaluated on a case by-case basis.

Shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively are reviewed on a case-by-case basis.

D.  Stock Ownership Requirements

We vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

E.  Term of Office

We vote against shareholder proposals to limit the tenure of outside directors.

F.  Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection are evaluated on a case-by-case basis.

We vote against proposals to limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care.

G.  Charitable Contributions

Votes for shareholder proposals to eliminate, direct or otherwise restrict charitable contributions are evaluated on a case-by case basis.

H.  Management Prerogatives

We vote against shareholder proposals the effect of which we believe falls correctly under the perview of management.

II. Proxy Contests

A.  Voting for Directors Nominees in Contested Elections

Votes in a contested election of directors are evaluated on a case-by-case basis, considering the following factors:

o

long-term financial performance of the target company relative to its industry

o

management's track record

o

background to the proxy contest

o

qualifications of director nominees (both slates)

o

evaluation of what each side is offering shareholders as well as the likelihood that the proposed objective and goals can be met

o

stock ownership positions.

B.  Reimburse Proxy Solicitation Expenses

Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a case-by-case basis.

III. Auditors

Ratifying Auditors

o

We will generally vote for the selection of auditors.  If we vote against the selection of auditors, the reasons for this decision will be kept in CAMCO's records.

o

We vote for shareholder proposals that prohibit the audit firm from providing consulting services.

o

We examine on a case-by-case basis, proposals to limit the term of successive engagements of any one audit firm.

IV. Proxy Contest Defenses

A.  Board Structure:  Staggered vs. Annual Elections

We vote against proposals to classify the board.

We vote for proposals to repeal classified boards and to elect all directors annually.

B.  Shareholder Ability to Remove Directors

We vote against proposals that provide that directors may be removed only for cause.

We vote for proposals to restore shareholder ability to remove directors with or without cause.

We vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

We vote for proposals that permit shareholders to elect directors to fill board vacancies.

C.  Cumulative Voting

We vote against proposals to eliminate cumulative voting.

We vote for proposals to permit cumulative voting.

D.  Shareholder Ability to Call Special Meetings

Proposals allowing shareholders to call special meetings are evaluated on a case by case basis.

We generally vote against proposals to restrict or prohibit shareholder ability to call special meetings.

We generally vote for proposals that remove restrictions on the right of shareholders to act independently of management.

E.  Shareholder Ability to Act by Written Consent

We vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

We vote for proposals to allow or make easier shareholder action by written consent.

F.  Shareholder Ability to Alter the Size of the Board

We vote for proposals that seek to fix the size of the board.

We vote against proposals that give management the ability to alter the size of the board without shareholder approval.

V.  Tender Offer Defenses

A.  Poison Pills

We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

We review, on a case-by-case basis, shareholder proposals to redeem a company's poison pill.

We review, on a case-by-case basis, management proposals to ratify a poison pill.

B.  Fair Price Provisions

We vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more that a majority of disinterested shares.

We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

C.  Unequal Voting Rights

We vote against dual class exchange offers.

We vote against dual class recapitalizations.

D.  Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

We vote for shareholder proposals to lower supermajority shareholder voter requirements for charter and bylaw amendments.

E.  Supermajority Shareholder Vote Requirement to Approve Mergers

We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

VI. Miscellaneous Governance Provisions

Confidential Voting

We vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:  In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy.  If the dissidents agree, the policy remains in place.  If the dissidents do not agree, the confidential voting policy is waived.

We vote for management proposals to adopt confidential voting.

VII. Capital Structure

A.  Common Stock Authorization

We review, on a case-by-case basis, proposals to increase the number of shares of common stock authorized for issue.

B.  Blank Check Preferred Authorization

We vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

We review, on a case-by-case basis, proposals that would authorize the creation of new classes or preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

We review, on a case-by-case basis, proposals to increase the number of authorized blank check preferred shares.

C.  Shareholder Proposals Regarding Blank Check Preferred Stock

We vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

D.  Adjust Par Value of Common Stock

We vote for management proposals to reduce the par value of common stock

G.  Preemptive Rights

We review, on a case-by-case basis, proposals to create or abolish preemptive rights.  In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

H.  Debt Restructurings

We review, on a case-by-case basis, proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.  We consider the following issues:

o

Dilution -- How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earning be?

o

Change in Control -- Will the transaction result in a change of control of the company?

o

Bankruptcy -- Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

I.  Share Repurchase Programs

We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

VIII. Executive and Director Compensation

In general, we vote, on a case-by-case basis, on executive and director compensation plans, with the view that viable compensation programs reward the creation of shareholder wealth by having a high payout sensitivity to increases in shareholder value.

A.  Shareholder Proposals to Limit Executive and Director Pay

We review, on a case-by-case basis, all shareholder proposals that seek additional disclosure of executive and director pay information.

We review, on a case-by-case basis, all other shareholder proposals that seek to limit executive and director pay.

B.  Golden and Tin Parachutes

We review, on a case-by-case basis, all proposals to ratify or cancel golden or tin parachutes.

C.  Employee Stock Ownership Plans (ESOPs)

We vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

D.  401(k) Employee Benefit Plans

We vote for proposals to implement a 401(k) savings plan for employees.

IX. State of Incorporation

A.  Voting on State Takeover Statutes

We review, on a case-by-case basis, proposals to opt in or out of share takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, shareholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

B.  Voting on Reincorporation Proposals

Proposals to change a company's state of incorporation are examined on a case-by-case basis.

X.  Mergers and Corporate Restructurings

A.  Mergers and Acquisitions

Votes on mergers and acquisitions are considered on a case-by-case basis, taking into account at least the following:

o	anticipated financial and operating benefits;
o	offer price (cost vs. premium).

B.  Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales are considered on a case-by-case basis.

C.  Spin-offs

Votes on spin-offs are considered on a case-by-case basis, depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

D.  Asset Sales

Votes on asset sales are made, on a case-by-case basis, after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

E.  Liquidations

Votes on liquidations are made, on a case-by-case basis, after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executive managing the liquidation.

F.  Appraisal Rights

We vote for proposals to restore, or provide shareholders with, rights of appraisal.

G.  Changing Corporate Name

We generally vote for changing the corporate name.  If we vote against the proposed change, the reasons will be noted in CAMCO's records.

XI. Mutual Fund Proxies

A.  Election of Directors/Trustees

We vote on director/trustee nominees on a case-by-case basis.

B.  Investment Advisory Agreement

We vote on investment advisory agreements on a case-by-case basis.

C.  Fundamental Investment Restrictions

We vote on amendments to a fund's fundamental investment restrictions on a case-by-case basis.

D.  Distribution Agreements

We vote on distribution agreements on a case-by-case basis.

XII. Social and Environmental Issues

We vote on shareholder proposals on social and environmental issues on a case-by-case basis.

12883583.1.BUSINESS

APPENDIX B

1.  Proxy Officers

     Mel Cody

     John Wolf, designee

    Proxy Assistant

     Linda Edney

2.  Chief Compliance Officer

     Richard Nunn

     Kimberly Wallis-McLaney, designee

PROXY VOTING -- ADDENDUM

We generally vote routine proxies for management's proposals.  If we vote against management, CAMCO will keep a record of the reasons for such votes.

Routine issues include:

o	Re-election of board members
o	Name changes
o	Appointment of auditors or other professionals

Our guidelines on non-routine issues will be revised from time to time based on our research.  We will vote on these matters generally in accordance with our guidelines, subject to our fiduciary duty and any legal requirements binding the applicable client's proxy votes.  If we vote otherwise than in accordance with our guidelines, the reasons will be noted in CAMCO's records.

Non-routine issues include:

o	Acquisitions
o	Mergers
o	Spin-offs
o	Significant changes in the By-Laws, Articles of Incorporation, etc.
o	Anti-takeover provisions, poison pills
o	Rights offerings
o	Measure in authorized shares of common or preferred stock

 Portfolio Managers of Closed-End Funds.

The Fund’s portfolio manager is Claude C. Cody. Mr. Cody is a Senior Vice President of Capstone Asset Management Company, where he has provided investment management and administrative services for 4 years.

The numbers of registered investment company accounts and private accounts, and assets in each category, managed by the portfolio manager is indicated in the following table.  The portfolio manager referenced in the table below does not manage any pooled investment vehicles other than registered investment companies.

Portfolio Manager	Number of Registered Investment Companies	Assets under management (in millions)	Number of Private Accounts	Assets under management (in millions)	Total Assets (in millions)
Claude C. Cody	2	$45.2	47	453.7	$498.9

None of the accounts managed by this portfolio manager has a performance fee-based investment advisory fee. The compensation of the portfolio manager derives 75% from base salary and 25% from CAMCO's profit sharing plan.  The portfolio manager participates in normal corporate benefits, including group life and health insurance, 401(k) plan with a corporate matching contribution calculated in the same manner as for all other participating employees, and vacation.

 Ownership of Securities:

The following table shows the dollar range of shares of the Fund owned by the Portfolio Manager as of September 30, 2013, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.

Portfolio Manager	Dollar Range of Fund Shares Owned
Claude C. Cody	$0.00

(b)                                 Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

Item 11.  Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is (i) accumulated and communicated to the registrant’s management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s first fiscal half-year that have materially affected or are reasonably likely to materially affect the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

The Code of Ethics Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CAPSTONE CHURCH CAPITAL FUND

By /s/Edward L. Jaroski

   Edward L. Jaroski

   President

Date December 6, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Edward L. Jaroski

   Edward L. Jaroski

   President

Date December 6, 2013

By /s/Carla Homer

   Carla Homer

   Treasurer

Date December 6, 2013